Post-Effective Amendment No. 7
     As filed with the Securities and Exchange Commission on April 29, 1997


                                                      Registration Nos. 33-35696
                                                                        811-5880
================================================================================

                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D. C. 20549

                                   ----------

                                    FORM N-4

            REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933          |X|

                         POST-EFFECTIVE AMENDMENT NO. 7

                                       and

           REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940   |X|

                                AMENDMENT No. 11

                                  ------------
                         THE GUARDIAN SEPARATE ACCOUNT D
                              (Exact name of trust)
                                  ------------
                 THE GUARDIAN INSURANCE & ANNUITY COMPANY, INC.
                               (Name of Depositor)
                 201 Park Avenue South, New York, New York 10003
                (Complete Address of Principal Executive Offices)
                  Depositor's Telephone Number: (212) 598-8259
                                  ------------
                          RICHARD T. POTTER, JR., ESQ.
                 The Guardian Insurance & Annuity Company, Inc.
                              201 Park Avenue South
                            New York, New York 10003

                     (Name and address of agent for service)

                                    Copy to:
                              STEPHEN E. ROTH, ESQ.
                          Sutherland, Asbill & Brennan
                         1275 Pennsylvania Avenue, N.W.
                             Washington, D.C. 20004
                                  ------------
 It is proposed that this filing will become effective (check appropriate box):

        |_| immediately upon filing pursuant to paragraph (b) of Rule 485

        |X| on May 1, 1997 pursuant to paragraph (b) of Rule 485

        |_| 60 days after filing pursuant to paragraph (a)(1) of Rule 485 |_| on (date) pursuant to paragraph (a)(1) of Rule 485

        |_| 75 days after filing pursuant to paragraph (a)(2) of Rule 485 |_| on (date) pursuant to paragraph (a)(2) of Rule 485.
 If appropriate, check the following box:

        |_| this post-effective amendment designates a new effective date for a previously filed post-effective amendment.
                                  ------------

      The Registrant has registered an indefinite number of its securities under the Securities Act of 1933 pursuant to Rule 24f-2 under the Investment Company Act of 1940. The notice required by such rule for the Registrant's most fiscal year was filed on February 26, 1997.

================================================================================

                         THE GUARDIAN SEPARATE ACCOUNT D
                       Registration Statement on Form N-4

                                                  Location in Registration
Form N-4  Item No.                                 Statement

Part A
Item 1.   Cover Page............................  Cover
Item 2.   Definitions...........................  Glossary of Special Terms
                                                  Used in This Prospectus

Item 3.   Synopsis..............................  Summary of the Contracts;
                                                  Expense Table
Item 4.   Condensed Financial Information.......  Condensed Financial
                                                  Information
Item 5.   General Description of Registrant,
          Depositor and Portfolio Companies ....  Descriptions of GIAC and the
                                                  Separate Account;
                                                  Descriptions of the Variable
                                                  Investment Options;
                                                  Description of the
                                                  Fixed-Rate Option; Voting
                                                  Rights

Item 6.   Deductions............................  Charges and Deductions;
                                                  Distribution of the
                                                  Contracts

Item 7.   General Description of Variable
          Annuity Contracts.....................  Descriptions of the Contracts
Item 8.   Annuity Period........................  Annuity Period
Item 9.   Death Benefit.........................  Pre-Retirement Death
                                                  Benefit; Accumulation
                                                  Period; Annuity Period

Item 10.  Purchases and Contract Value..........  Descriptions of the Contracts
Item 11.  Redemptions...........................  Surrenders and Partial
                                                  Withdrawals; Right to Cancel
                                                  the Contract

Item 12.  Taxes.................................  Federal Tax Matters
Item 13.  Legal Proceedings.....................  Legal Proceedings
Item 14.  Table of Contents of the Statement
          of Additional Information.............  Additional Information

Part B
Item 15.  Cover Page............................  Cover Page
Item 16.  Table of Contents.....................  Table of Contents
Item 17.  General Information and History.......  Not Applicable
Item 18.  Services..............................  Services to Separate Account
Item 19.  Purchase of Securities Being Offered..  Valuation of Assets of the
                                                  Separate Account;
                                                  Transferability Restrictions

Item 20.  Underwriters..........................  Services to Separate Account
Item 21.  Calculation of Performance Data.......  Performance Data
Item 22.  Annuity Payments......................  Annuity Payments
Item 23.  Financial Statements..................  Financial Statements

Part C
Information required to be included in Part C is set forth under the appropriate item, so numbered, in Part C to this Registration Statement.

                                                                      PROSPECTUS
                                                                     May 1, 1997


              GROUP UNALLOCATED DEFERRED VARIABLE ANNUITY CONTRACT
                                   Offered by
                 The Guardian Insurance & Annuity Company, Inc.

      The Group Unallocated Deferred Variable Annuity Contract ("Contract") described in this Prospectus is issued by The Guardian Insurance & Annuity Company, Inc. ("GIAC"), and is designed to provide annuity benefits under group pension and profit sharing plans entitled to favorable federal income tax treatment under the Internal Revenue Code of 1986 ("Code"), as amended ("qualified retirement plans"), and certain other retirement plans which are not entitled to such federal income tax benefits ("non-qualified retirement plans") (collectively referred to as the "Plans"). Generally, for federal income tax purposes, earnings credited to Contracts issued in connection with non-qualified retirement plans will be taxed on an annual basis.


      The Contract described in this Prospectus is a Flexible Premium Payment Contract. A minimum initial premium payment of $5,000 is required and the minimum for subsequent premium payments is $500. The premium payment less any state or local premium taxes constitute the Net Premium Payment. Net Premium Payments for the Contract may be allocated in up to six of the allocation options underlying the Contract. Contract values will accumulate on either a variable or fixed basis, depending on the options selected. These options currently consist of the following: (1) shares of The Guardian Stock Fund, The Guardian Bond Fund, The Guardian Cash Fund, Baillie Gifford International Fund, Baillie Gifford Emerging Markets Fund, Value Line Strategic Asset Management Trust, Value Line Centurion Fund and Gabelli Capital Asset Fund (collectively referred to as the "Funds"); and (2) allocations to the Fixed-Rate Option. Net Premium Payments and Contract values allocated to any of the Funds will vary in accordance with the investment performance of such Funds. Net Premium Payments and Contract values allocated to the Fixed-Rate Option will accumulate on a fixed basis. The Contractowner bears the investment risk of growth or loss under the Contract, except to the extent that amounts are allocated to the Fixed-Rate Option.

      This Prospectus sets forth the information that a prospective Contractowner should know before investing. A Statement of Additional Information concerning the Contracts and The Guardian Separate Account D (The "Separate Account") is available for free by writing to GIAC at its Customer Service Office, P.O. Box 26210, Lehigh Valley, Pennsylvania 18002 or by calling 1-800-221-3253. The Statement of Additional Information, which is also dated May 1, 1997, has been filed with the Securities and Exchange Commission and is incorporated herein by reference. The table of contents for the Statement of Additional Information appears at the end of this Prospectus.


THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION NOR HAS THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.


THIS PROSPECTUS IS VALID ONLY WHEN ACCOMPANIED BY THE CURRENT PROSPECTUS FOR EACH OF THE FOLLOWING VARIABLE INVESTMENT OPTIONS: THE GUARDIAN STOCK FUND, THE GUARDIAN BOND FUND, THE GUARDIAN CASH FUND, BAILLIE GIFFORD INTERNATIONAL FUND, BAILLIE GIFFORD EMERGING MARKETS FUND, VALUE LINE STRATEGIC ASSET MANAGEMENT TRUST, VALUE LINE CENTURION FUND, AND GABELLI CAPITAL ASSET FUND.


          PLEASE READ THIS PROSPECTUS AND KEEP IT FOR FUTURE REFERENCE.

                         TABLE OF CONTENTS OF PROSPECTUS

                                                                          Page
                                                                          ----
      Glossary of Special Terms Used in this Prospectus...............      3
      Summary of the Contract.........................................      4
      Expense Table...................................................      6
      Condensed Financial Information.................................      8
      Descriptions of GIAC and the Separate Account...................      9
      Descriptions of the Variable Investment Options.................     10
      Description of the Fixed-Rate Option............................     12
      Description of the Contract.....................................     13
            General Information.......................................     13
            Purchasing a Contract.....................................     13
            Charges and Deductions....................................     14
            Accumulation Period.......................................     15
            Annuity Period............................................     16
            Transfers of Contract Values..............................     18
            Surrenders and Partial Withdrawals........................     19
            Other Important Contract Information......................     20
      Performance Results.............................................     21
      Federal Tax Matters.............................................     22
      Voting Rights...................................................     28
      Distribution of the Contract....................................     28
      Right to Cancel the Contract....................................     28
      Legal Proceedings...............................................     29
      Additional Information..........................................     29

                The Contract may not be available in all states.

NO PERSON IS AUTHORIZED TO GIVE ANY INFORMATION OR TO MAKE ANY REPRESENTATIONS OTHER THAN THOSE CONTAINED IN THIS PROSPECTUS OR THE ACCOMPANYING PROSPECTUSES FOR THE VARIABLE INVESTMENT OPTIONS. IF GIVEN OR MADE, SUCH INFORMATION OR REPRESENTATIONS MUST NOT BE RELIED UPON AS HAVING BEEN AUTHORIZED. THIS PROSPECTUS DOES NOT CONSTITUTE AN OFFER TO SELL OR A SOLICITATION OF AN OFFER TO BUY ANY SECURITIES OTHER THAN THE REGISTERED SECURITIES TO WHICH IT RELATES. THIS PROSPECTUS DOES NOT CONSTITUTE AN OFFER OR SOLICITATION IN ANY CIRCUMSTANCES IN WHICH SUCH OFFER OR SOLICITATION WOULD BE UNLAWFUL.

                GLOSSARY OF SPECIAL TERMS USED IN THIS PROSPECTUS

Accumulation Period: The period between the issue date of the Contract and the Annuity Commencement Date of the last annuitizing Participant.

Accumulation Unit: A unit of measure used to determine the value of a Contractowner's interest under the Contract. The Contract has two types of Accumulation Units: Variable Accumulation Units and Fixed Accumulation Units.

Accumulation Value: The value of the Contractowner's interest under the Contract during the Accumulation Period. As each Participant reaches his or her Annuity Commencement Date, the Accumulation Value is reduced by the value of the Accumulation Units used by the Contractowner to purchase an Annuity for such Participant.

Annuitant: The person upon whose life annuity payments are based (normally the recipient of annuity payments). The Annuitant may also be referred to as the "Plan Participant" or, simply, the "Participant."

Annuity: A series of periodic payments made during the lifetime of the Annuitant, with or without payments certain for a fixed period, or for the joint lifetimes of the Annuitant and another person and thereafter during the lifetime of the survivor.

Annuity Commencement Date: The date on which Annuity Payments to a Participant begin pursuant to the terms of the Plan.

Annuity Payments: Periodic payments, either variable or fixed in nature, made by GIAC to Annuitants at regular intervals following each Annuitant's Annuity Commencement Date.

Annuity Period: The period during which an Annuitant receives Annuity Payments.

Annuity Unit: A unit of measure used to determine the amount of any variable Annuity Payments.

Beneficiary: The person to whom benefits may be paid upon the Annuitant's death. In the event a Beneficiary is not designated, the estate of the Annuitant is the Beneficiary.

Certificate: A document issued to each Participant upon his or her Annuity Commencement Date which sets forth the terms of the Annuity Payments and any other benefits to which the Participant is entitled under the Contract.

Contract Anniversary Date: The annual anniversary measured from the issue date of the Contract.

Contractowner: The entity designated as the owner in the Contract.

Fixed-Rate Option: A deposit option to which the Contractowner may allocate Net Premium Payments and Accumulation Values for investment in the general account of GIAC. GIAC guarantees that the amount deposited will not decline in value and that interest will be added at a guaranteed rate declared periodically in advance.

Funds: The eight diversified open-end management investment companies or series thereof underlying the Contract. Contractowners may allocate Net Premium Payments and Accumulation Values to the Funds through the corresponding Investment Divisions of the Separate Account. The Funds are: The Guardian Stock Fund, The Guardian Bond Fund, The Guardian Cash Fund, Baillie Gifford International Fund, Baillie Gifford Emerging Markets Fund, Value Line Strategic Asset Management Trust, Value Line Centurion Fund and Gabelli Capital Asset Fund.

Investment Division: A division of the Separate Account, the assets of which consist solely of shares of the corresponding Fund.


Net Premium Payment: A purchase payment or premium paid by the Contractowner to GIAC in accordance with the Contract, less any applicable premium taxes. The Net Premium Payment is credited to the Investment Divisions of the Separate Account and/or the Fixed-Rate Option.

Participant: An eligible employee pursuant to the terms of the Plan under which the Contract is issued. A Participant may also be referred to as a "Plan Participant" or "Annuitant."


Plan: The group pension, profit sharing or other group employer sponsored retirement plan under which the Contract is issued. The Plan may or may not qualify for Federal tax benefits under the Internal Revenue Code. Any reference to a Plan includes any Trust established by a Contractowner as a group employer sponsored retirement plan.


Surrender Value: The amount payable to the Contractowner upon termination of the Contract.


Valuation Period: The period of time from one determination of Accumulation Unit and Annuity Unit values to the next subsequent determination of these values.

Variable Annuity: An annuity providing for payments that vary in amount to reflect the investment experience of the Variable Investment Options.


Variable Investment Options: The Funds constitute the Variable Investment Options (as distinguished from the Fixed-Rate Option) available under the Contract for allocations of Net Premium Payments, Accumulation Values and Annuity Unit values.

                             SUMMARY OF THE CONTRACT

      The Contract described in this Prospectus is designed to provide annuity benefits for the lives of the Participants (Annuitants) pursuant to the Annuity Payout Option selected and the Plan under which the Contract has been issued. The Contract provides several underlying allocation options among which the Contractowner may select to pursue its investment objectives. If an Annuity Payout Option is selected that provides for monthly payments during the lifetime of the Annuitant, GIAC promises to make Annuity Payments continuously for the life of each Annuitant under the Contract even if such Annuitant outlives the life expectancy used in computing his or her Annuity. While GIAC is obligated to make Annuity Payments regardless of the longevity of the Annuitants under the Plan, the amount of variable Annuity Payments is not guaranteed. With respect to amounts attributable to the Variable Investment Options, no assurance can be given that the value of the Contract, or the aggregate value of the Accumulation Units used to purchase Annuities on behalf of Plan Participants under the Contract, will equal or exceed the payments allocated to such Variable Investment Options.


      GIAC provides for variable and fixed accumulations and benefits under the Contract by crediting the Net Premium Payments to as many as six of the Variable Investment Options or five Variable Investment Options and the Fixed-Rate Option, as selected by the Contractowner. (See "Descriptions of the Variable Investment Options," page 10, and "Description of the Fixed-Rate Option," page 12.) To the extent the Contractowner has allocated values to one or more of the Variable Investment Options, the Contract value and the amount accumulated to purchase Annuities on behalf of Plan Participants will depend upon the investment performance of the Variable Investment Options. Amounts allocated to the Fixed-Rate Option will accrue interest at a rate not less than the guaranteed minimum interest rate specified in the Contract. (See "Accumulation Period," page 15, and "Annuity Period," page 16.) The investment risk under the Contract is borne by the Contractowner during the Accumulation Period except to the extent that Accumulation Values are allocated to the Fixed-Rate Option where the investment risk is borne by GIAC. The investment risk of gain or loss under the Contract is borne by the Annuitant during the Annuity Period if values are then allocated to the Variable Investment Options.

      Contract values may be transferred among the Investment Divisions of the Separate Account by the Contractowner with respect to the Accumulation Value under the Contract and by each Annuitant with respect to amounts held under a Certificate, subject to certain terms and conditions and in accordance with the Plan. Certain restrictions apply to transfers to or from the Fixed-Rate Option. (See "Transfers of Contract Values," page 18.)

      If permitted by the Plan, a Participant may elect to have Annuity Payments made under any one of the variable and/or fixed Annuity Payout Options specified in the Contract. If the Plan does not permit the Participant to select an Annuity Payout Option, Annuity Payments will be made pursuant to the option known as "Life Annuity with 10-year Guaranteed Period." (See "Annuity Payout Options," page 16.)


      The Contract contains the following additional features which are described in more detail in this Prospectus:


            (1) No sales charges are deducted from Contract payments. However, if part or all of the Accumulation Value is withdrawn during certain periods of time following the payment of premiums, GIAC will deduct from such Accumulation Value a contingent deferred sales charge of 6.0%. A penalty tax may be imposed on all or a portion of such withdrawals. (See "Charges and Deductions," page 14, "Surrenders and Partial Withdrawals," page 19, and "Federal Tax Matters," page 22.)



            (2) Charges for the assumption by GIAC of the mortality and expense risks under the Contract, the administrative expenses incurred by GIAC and state premium taxes, if any, are deducted from the Accumulation Value. (See "Charges and Deductions," page 14.) In addition, the Funds impose certain charges against their respective assets. (See the applicable Fund prospectus for information about these charges.)

            (3) In certain states, the Contractowner may cancel a Contract no later than ten (10) days after receiving it by returning the Contract along with written notice of cancellation to GIAC. Longer periods may apply in some states. (See "Right to Cancel the Contract," page 28.)

      Certain federal income tax advantages are currently available for a Contract issued in connection with a retirement Plan which qualifies under
Section 401 of the Code. The Contract is also available in connection with deferred compensation plans of state and municipal governments and of tax-exempt employers under Section 457 of the Code. The Contract is offered in connection with other deferred compensation arrangements under which the Contract may not qualify as an annuity for Federal income tax purposes. (See "Federal Tax Matters," page 22.)

--------------------------------------------------------------------------------
                                  EXPENSE TABLE
--------------------------------------------------------------------------------
     CONTRACTOWNER TRANSACTION EXPENSES
     Sales Charge Imposed on Purchases:..........................        None
     Exchange Fee:...............................................        None
     Contingent Deferred Sales Charge:
        This charge will be the lesser of:*
        (a) 6% of the total payments made during the 84 months
            immediately preceding the date of withdrawal, or
        (b) 6% of the amount being withdrawn.
     Annual Contract Administration Fee..........................      $35.00
     Separate Account Level Annual Expenses
       (as a percentage of daily net asset value):
        Mortality and Expense Risk Charge........................       1.15%
        Account Fees and Expenses................................          0%
            Total Separate Account Annual Expenses...............       1.15%
                   Investment Division Level Annual Expenses**
                     (as a percentage of average net assets)

                                                                     Total Fund
                                              Management     Other   Operating
                                                 Fees      Expenses  Expenses
                                              ----------   --------  -----------
The Guardian Cash Fund.......................      .50%       .04%       .54%
The Guardian Bond Fund.......................      .50%       .04%       .54%
The Guardian Stock Fund......................      .50%       .03%       .53%
Baillie Gifford International Fund...........      .80%       .18%       .98%
Baillie Gifford Emerging Markets Fund........     1.00%       .53%      1.53%
Value Line Centurion Fund....................      .50%       .10%       .60%
Value Line Strategic Asset Management Trust..      .50%       .08%       .58%
Gabelli Capital Asset Fund...................     1.00%       .31%      1.31%

--------------------------------------------------------------------------------
* After the first Contract year, 10% of the Accumulation Value as of the first withdrawal in a Contract year or 10% of the total premium paid under the Contract in the last 84 months immediately preceding the date of withdrawal, whichever is greater, can be withdrawn annually without charge. The maximum amount of this charge during the 84 months immediately preceding the date of withdrawal will not exceed 6% of the total of payments made during such period.


** These percentages reflect the actual fees and expenses incurred by each Fund during the year ended December 31, 1996. The percentages for Value Line Centurion Fund and Value Line Strategic Asset Management Trust reflect (as part of "Other Expenses" and "Total Fund Operating Expenses") the effects of expense reimbursement arrangements pursuant to which each of these Funds reimburses GIAC for certain administrative and shareholder servicing expenses incurred by GIAC on their behalf.


--------------------------------------------------------------------------------

      The following table is designed to assist the Contractowner in understanding the various costs and expenses of the Separate Account and its underlying Funds. (See "Charges and Deductions," and see the accompanying Fund prospectuses for a more complete description of the various costs and expenses.)


             Comparison of Contract Expenses Among Underlying Funds



                                     Hypotheticals
----------------------------------------------------------------------------------------------------------
                              If the Contractowner surrenders the
                              Contract at the end of                   If the Contractowner does not
                              the applicable time period:              surrender the contract:

                              The following expenses would             The following expenses would
                              be imposed on a $1,000                   be imposed on a $1,000
                              investment, assuming a 5%                investment,  assuming a 5%
                              annual return on assets:                 annual return on assets:
                              ----------------------------------------------------------------------------
                               1 Yr.    3 Yrs.    5 Yrs.    10 Yrs.    1 Yr.   3 Yrs.    5 Yrs.    10 Yrs.
----------------------------------------------------------------------------------------------------------
 THE GUARDIAN CASH FUND         $78      $116      $156      $207       $18      $56       $96      $207
----------------------------------------------------------------------------------------------------------
 THE GUARDIAN BOND FUND         $78      $116      $156      $207       $18      $56       $96      $207
----------------------------------------------------------------------------------------------------------
 THE GUARDIAN STOCK FUND        $78      $115      $155      $206       $18      $55       $95      $206
----------------------------------------------------------------------------------------------------------
 BAILLIE GIFFORD
 INTERNATIONAL FUND             $83      $130      $179      $255       $23      $70      $119      $255
----------------------------------------------------------------------------------------------------------
 BAILLIE GIFFORD EMERGING
 MARKETS FUND                   $88      $147      $208      $312       $28      $87      $148      $312
----------------------------------------------------------------------------------------------------------
 VALUE LINE CENTURION FUND      $79      $117      $154      $214       $19      $57       $99      $214
----------------------------------------------------------------------------------------------------------
 VALUE LINE STRATEGIC ASSET
 MANAGEMENT TRUST               $78      $117      $158      $212       $18      $57       $98      $212
----------------------------------------------------------------------------------------------------------
 GABELLI CAPITAL ASSET FUND     $86      $140      $196      $290       $26      $80      $136      $290
----------------------------------------------------------------------------------------------------------



      This expense comparison assumes that the expenses reported in the expense table on the foregoing page will be the expenses incurred during the periods shown above. This comparison is not a representation of past or future expenses. Actual expenses may be higher or lower than those shown. The effect of the annual contract fee was calculated by: (1) dividing the total amount of such fees for the year ended December 31, 1996 by the total average net assets for such year; (2) adding this percentage to annual expenses; and (3) calculating the dollar amounts. Premium taxes ranging from approximately 0.50% to 3.5% are currently imposed by certain states, counties and municipalities on premium payments made under the Contracts. When applicable, such taxes reduce the amount of each premium payment available for allocation under the Contracts. See "Charges and Deductions -- Premium Taxes."

                         CONDENSED FINANCIAL INFORMATION


      The following condensed financial information is derived from the financial statements of the Separate Account, which were audited by Price Waterhouse LLP, independent accountants, for the years ended December 31, 1992 through 1996, and by other independent auditors for the prior periods. The data should be read in conjunction with the financial statements, related notes and other financial information from the Separate Account's 1996 Annual Report to Contractowners which are incorporated by reference into the Statement of Additional Information. A copy of the 1996 Annual Report to Contractowners and the Statement of Additional Information may be obtained by calling or writing GIAC's Customer Service Office. The address and phone number appear on the cover of this Prospectus.


      Selected data for accumulation units of the Separate Account outstanding at the end of each period:


                       TAX QUALIFIED AND NON-TAX QUALIFIED

                                                                                                                       Period from
                                                                                                                   January 16, 1990*
Variable Accumulation Unit                                            Year Ended December 31,                        to December 31,
Value at Beginning of Period:                     1996       1995        1994        1993        1992      1991           1990
-----------------------------------           ----------  ----------  ----------  ----------  ---------  ---------   ---------------
The Guardian Cash Fund.......................  $12.31906  $11.808794  $11.506661  $11.340994 $11.115363  $10.648908        $10.00
The Guardian Stock Fund......................   21.77479   16.358812   16.762756   14.136306  11.910247    8.862117         10.00
The Guardian Bond Fund.......................   15.69493   13.502913   14.148558   13.029142  12.238317   10.655367         10.00
Gabelli Capital Asset Fund...................   10.75070   10.00++           N/A         N/A        N/A         N/A          N/A
Baillie Gifford International Fund...........   14.03563   12.765807   12.802570    9.662405  10.739267   10.00**            N/A
Baillie Gifford Emerging Markets Fund........    8.62881    8.782325   10.00+            N/A        N/A         N/A          N/A
Value Line Centurion Fund....................   24.22416   17.494618   18.098849   16.765815  16.012030   10.643745         10.00
Value Line Strategic Asset Management Trust .   21.70030   17.078883   18.163921   16.427405  14.444559   10.194445         10.00

Variable Accumulation Unit
Value at End of Period:
---------------------------
The Guardian Cash Fund....................... $12.785111  $12.319068  $11.808794  $11.506661 $11.340994  $11.115363    $10.648908
The Guardian Stock Fund......................  27.313449   21.774794   16.358812   16.762756  14.136306   11.910247      8.862117
The Guardian Bond Fund.......................  15.960396   15.694939   13.502913   14.148558  13.029142   12.238317     10.655367
Gabelli Capital Asset Fund...................  11.797549   10.750707         N/A         N/A        N/A         N/A          N/A
Baillie Gifford International Fund...........  16.012486   14.035634   12.765807   12.802570   9.662405   10.739267          N/A
Baillie Gifford Emerging Markets Fund........  10.626424    8.628815    8.782325         N/A        N/A         N/A          N/A
Value Line Centurion Fund....................  28.096610   24.224164   17.494618   18.098849  16.765815   16.012030     10.643745
Value Line Strategic Asset Management Trust .  24.854247   21.700306   17.078883   18.163921  16.427405   14.444559     10.194445

                                                         TAX QUALIFIED

                                                                                                                       Period from
                                                                                                                   January 16, 1990*
Number of Variable Accumulation                                       Year Ended December 31,                        to December 31,
Units Outstanding at End of Period:              1996        1995        1994        1993       1992       1991           1990
-----------------------------------           ----------  ----------  ----------  ----------  ---------  ---------   ---------------
The Guardian Cash Fund.......................  7,321,876   6,926,901   6,899,486   4,605,152  4,598,975  3,653,165      1,700,209
The Guardian Stock Fund...................... 27,746,820  23,534,061  18,824,239  12,501,820  6,559,579  3,290,347      1,187,543
The Guardian Bond Fund.......................  6,810,309   7,014,567   6,312,515   6,016,214  4,175,926  2,017,037        577,640
Gabelli Capital Asset Fund...................  1,933,134     991,190         N/A         N/A        N/A        N/A           N/A
Baillie Gifford International Fund...........  8,047,579   7,289,479   7,632,246   3,944,746  1,571,181    732,319           N/A
Baillie Gifford Emerging Markets Fund........  1,522,784     749,143     248,098         N/A        N/A        N/A           N/A
Value Line Centurion Fund....................  5,667,373   4,771,855   4,045,695   3,406,565  2,515,056  1,302,089        222,225
Value Line Strategic Asset Management Trust . 18,177,711  16,584,130  15,618,595  12,594,766  7,568,013  3,081,311        800,545

                                                         NON-TAX QUALIFIED

                                                                                                                      Period from
                                                                                                                   January 16, 1990*
Number of Variable Accumulation                                      Year Ended December 31,                         to December 31,
Units Outstanding at End of Period:               1996      1995         1994        1993       1992      1991            1990
-----------------------------------           ----------  ----------  ----------  ----------  ---------  ---------   ---------------
The Guardian Cash Fund.......................  7,380,883   7,241,159   8,107,403   5,394,541  3,895,295  3,061,803      1,672,889
The Guardian Stock Fund...................... 22,529,110  19,937,985  16,594,903  12,589,044  6,112,466  3,294,032      1,399,202
The Guardian Bond Fund.......................  5,852,776   6,096,789   5,358,555   5,776,313  4,257,072  2,194,420        711,186
Gabelli Capital Asset Fund...................  1,814,916   1,157,178         N/A         N/A        N/A        N/A           N/A
Baillie Gifford International Fund...........  7,047,241   6,575,473   7,442,570   4,620,707  1,499,668    582,292           N/A
Baillie Gifford Emerging Markets Fund........  1,848,596     691,090     358,340         N/A        N/A        N/A           N/A
Value Line Centurion Fund....................  5,376,867   4,892,644   4,263,710   4,010,263  3,147,495  1,948,573        284,113
Value Line Strategic Asset Management Trust . 13,034,700  12,026,703  11,773,225  10,438,598  5,611,106  2,135,711        413,038

----------
 * Commencment of operations.
** Commencing February 8, 1991.

 + Commencing October 17, 1994.
++ Commencing May 1, 1995.

                  DESCRIPTIONS OF GIAC AND THE SEPARATE ACCOUNT

GIAC


      The Guardian Insurance & Annuity Company, Inc. ("GIAC") is a stock life insurance company incorporated in the State of Delaware in 1970. GIAC is the issuer of the Contract offered under this Prospectus. GIAC is licensed to conduct an insurance business in all 50 states and the District of Columbia and had total assets (statutory basis) of over $6.0 billion as of December 31, 1996. GIAC's Executive Office is located at 201 Park Avenue South, New York, New York 10003. The address of GIAC's Customer Service Office for these Contracts is P.O. Box 26210, Lehigh Valley, Pennsylvania 18002.

      GIAC is wholly owned by The Guardian Life Insurance Company of America ("Guardian Life"), a mutual life insurance company organized in the State of New York in 1860. As of December 31, 1996, Guardian Life had total assets (statutory basis) in excess of $12.1 billion. Guardian Life is not the issuer of the Contracts offered under this Prospectus and does not guarantee the benefits provided therein.

      GIAC's statutory basis financial statements appear in the Statement of Additional Information.


The Separate Account

      GIAC established the Separate Account in August 1989. The Separate Account is registered as a unit investment trust under the Investment Company Act of 1940, as amended (the "1940 Act"), and meets the definition of "separate account" under the Federal securities laws. The Separate Account receives and invests payments from Contractowners and owners of certain individual deferred variable annuity contracts issued by GIAC. In addition, the Separate Account may receive and invest payments for other variable annuity contracts offered by GIAC.

      There are eight Investment Divisions (which correspond to the eight Funds) available for allocations of Net Premium Payments and Accumulation Values under the Contracts. Each Investment Division invests in a specific underlying Fund and thus reflects that Fund's investment performance. Each such Investment Division is available for allocations under tax qualified or non-tax qualified Plans. GIAC is the record owner of all of the Fund shares held by each Investment Division but passes through the voting rights in such shares. (See "Voting Rights.")

      Each Investment Division is administered and accounted for as part of the general business of GIAC. Under Delaware law, the income and capital gains or capital losses of each Investment Division are credited to or charged against the assets held in that Division in accordance with the terms of each Contract, without regard to other income, capital gains or capital losses of the other Investment Divisions. The obligations arising under the Contracts are obligations of GIAC. Delaware insurance law provides that the assets of the Separate Account are not chargeable with liabilities arising out of any other business GIAC may conduct. (See "Federal Tax Matters.")


      Assets of the Separate Account attributable to a Contract are invested in shares of up to six of the Funds as selected by the Contractowner or Annuitant. Selecting the Fixed-Rate Option reduces the number of Funds which may be selected for allocation of Net Premium Payments and Accumulation Values. No sales charges are assessed against premium payments invested in the Funds under the Contract. Transfers among the Investment Divisions may currently be effected without fee, penalty or other charge by notifying GIAC's Customer Service Office in writing or by telephone. (See "Transfers of Contract Values.")


      All dividends and capital gains distributions received from a Fund are reinvested in such Fund's shares at net asset value and retained as assets of the Separate Account through allocation to the applicable Investment Division. Fund shares will be redeemed by GIAC at their net asset value to the extent necessary to purchase Annuities or to make other payments under the Contract.

      GIAC retains the right, subject to applicable law, to (1) deregister the Separate Account under the 1940 Act; (2) operate the Separate Account as a management investment company or any other form permitted by law; (3) combine any two or more separate accounts or Investment Divisions; (4) transfer the assets of the Separate Account to another separate account; and (5) modify the Contracts as necessary to preserve the favorable tax treatment accorded to them under the Code, including modifications designed to prevent the Contractowner from being considered the owner of the assets of the Separate Account or the Fixed-Rate Option and, consequently, to be subject to taxation.


                 DESCRIPTIONS OF THE VARIABLE INVESTMENT OPTIONS
The Funds

      Each Fund has a different investment objective which it tries to achieve by following specified investment policies. The objective and policies of each Fund will affect its potential returns and its risks. There is no guarantee that a Fund will achieve its investment objective. The following chart states the investment objective and lists typical portfolio investments of each Fund currently available through the Separate Account.

      Each of the Funds is an open-end diversified management investment company or series thereof, and is registered with the SEC under the 1940 Act. Such registration does not involve any supervision by the SEC of the investment management or policies of the Funds. The Funds do not impose a sales charge or "load" for buying and selling their shares, so GIAC buys and sells shares at net asset value in response to Contractowner-requested and other Contract transactions.

      All of the Funds are also available under other variable annuity contracts funded by the Separate Account. Certain of the Funds are available under other separate accounts supporting certain GIAC variable annuity contracts and variable life insurance policies. Although GIAC does not anticipate any inherent difficulties in offering these Funds to more than one separate account, it is possible that certain conflicts of interest may arise in connection with the use of the same Funds under both variable life insurance policies and variable annuity contracts. While each Fund's Board of Directors intends to monitor events in order to identify and, if deemed necessary, act upon any material irreconcilable conflicts that may possibly arise, GIAC may also take action to protect Contractowners. See the accompanying prospectuses for the Funds for more information regarding such possible conflicts of interest.

FUND                             INVESTMENT OBJECTIVE(S)                           TYPICAL INVESTMENTS
===================================================================================================================================
The Guardian Stock Fund          Long-term growth of capital                       U.S. common stocks and convertible securities
-----------------------------------------------------------------------------------------------------------------------------------
The Guardian Bond Fund           Maximum income without undue risk of principal;   Investment grade debt obligations and U.S. gov-
                                 capital appreciation as a secondary objective     ernment securities, including mortgage-backed
                                                                                   securities
-----------------------------------------------------------------------------------------------------------------------------------
The Guardian Cash Fund           High level of current income consistent with      Money market instruments
                                 liquidity and preservation of capital
-----------------------------------------------------------------------------------------------------------------------------------
Baillie Gifford International    Long-term capital appreciation                    Common stocks and convertible securities
Fund                                                                               issued by foreign companies
-----------------------------------------------------------------------------------------------------------------------------------
Baillie Gifford Emerging         Long-term capital appreciation                    Common stocks and convertible securities issued
Markets Fund                                                                       by companies that are organized in, generally
                                                                                   operate in or which principally sell their
                                                                                   securities in emerging market countries
-----------------------------------------------------------------------------------------------------------------------------------
Value Line Centurion Fund        Long-term growth of capital                       U.S. common stocks ranked 1 or 2 by the Value
                                                                                   Line Ranking System*
-----------------------------------------------------------------------------------------------------------------------------------
Value Line Strategic Asset       High total investment return (current income and  U.S. common stocks ranked 1 or 2 by the Value
Management Trust                 capital appreciation) consistent with reasonable  Line Ranking System,* bonds and money market
                                 risk                                              instruments
-----------------------------------------------------------------------------------------------------------------------------------
Gabelli Capital Asset Fund       Growth of capital; current income as a secondary  U.S. common stocks and convertible securities objective
===================================================================================================================================

Certain of the Funds may not be available in all States.
----------
* The Value Line Ranking System has been used substantially in its present form since 1965. The System ranks stocks on a scale of 1 (highest) to 5 (lowest) for year-ahead relative performance (timeliness).

      GIAC retains the right, subject to any applicable law, to make additions to, deletions from, or substitutions for, the Fund shares held by any Investment Division. GIAC reserves the right to eliminate the shares of any of the Funds and to substitute shares of another Fund, or of another registered open-end management investment company or series thereof or other appropriate investment vehicle, if: (1) the shares of the Fund are no longer available for investment;
(2) in GIAC's view it has become inappropriate to continue investing in the Fund's shares. To the extent required by the 1940 Act, substitutions of shares attributable to a Contractowner's interest in an Investment Division will not be made until the Contractowner has been notified of the change.

      A more detailed description of the investment objectives, policies, charges, and expenses of the Funds may be found in the accompanying prospectuses for the Funds. Read the prospectuses carefully before investing.

The Funds' Investment Advisers


      The Guardian Stock Fund, The Guardian Bond Fund and The Guardian Cash Fund are advised by Guardian Investor Services ("GISC"), 201 Park Avenue South, New York, New York 10003. GISC is registered as an investment adviser under the Investment Advisers Act of 1940 (the "Advisers Act"). GISC is wholly owned by GIAC. Each of these Funds pays GISC an investment advisory fee at an annual rate of 0.50% of the Fund's average daily net assets for the services and facilities GISC provides to the Fund. GISC also serves as the manager of Gabelli Capital Asset Fund, as the investment adviser of six of the eight series comprising The Park Avenue Portfolio, a family of mutual funds and The Guardian Small Cap Stock Fund series of GIAC Funds, Inc.

      The Baillie Gifford International Fund (the "International Fund") and Baillie Gifford Emerging Markets Fund (the "Emerging Markets Fund") are advised by Guardian Baillie Gifford Limited ("GBG"), 1 Rutland Court, Edinburgh, EH3 8EY, Scotland. GBG is registered as an investment adviser under the Advisers Act and is a member of Great Britain's Investment Management Regulatory Organization Limited ("IMRO"). GBG was incorporated in Scotland in November 1990 and is wholly owned by GIAC (51%) and Baillie Gifford Overseas Limited ("BG Overseas") (49%). GBG also serves as the investment adviser of two of the eight series comprising The Park Avenue Portfolio. GBG receives an investment advisory fee at an annual rate of 0.80% of the average daily net assets of the International Fund and 1.00% of the average daily net assets of the Emerging Markets Fund for the services and facilities GBG provides to the Funds.

      GBG has appointed BG Overseas to serve as sub-investment adviser to the International Fund and the Emerging Markets Fund. Like GBG, BG Overseas is located at 1 Rutland Court, Edinburgh, EH3 8EY, Scotland. BG Overseas is also registered under the Advisers Act and is a member of IMRO. BG Overseas is wholly owned by Baillie Gifford & Co., which is currently one of the largest investment management partnerships in the United Kingdom. BG Overseas advises several institutional clients situated outside of the United Kingdom, and is also the sub-investment adviser to the series of The Park Avenue Portfolio that are advised by GBG. One half of the investment advisory fee paid by the Funds to GBG is payable by GBG to BG Overseas for its services as these Funds' sub-investment adviser. No separate or additional fee is paid by these Funds to BG Overseas.


      Value Line Strategic Asset Management Trust and Value Line Centurion Fund are advised by Value Line, Inc. ("Value Line"), 220 East 42nd Street, New York, New York 10017. Value Line is registered as an investment adviser under the Advisers Act. Each of the Value Line Funds pays Value Line an investment advisory fee at an annual rate of 0.50% of the Fund's average daily net assets for the services and facilities Value Line provides to these Funds. Each of the Value Line Funds reimburses GIAC for certain administrative and shareholder servicing expenses incurred by GIAC on their behalf. Value Line also serves as the investment adviser to its own family of mutual funds and publishes The Value Line Investment Survey and The Value Line Mutual Fund Survey.

      Gabelli Capital Asset Fund is managed by GISC, which has appointed Gabelli Funds, Inc. ("GFI") as the investment adviser to the Fund. GFI is located at One Corporate Center, Rye, New York 10580, and is registered as an investment adviser under the Advisers Act. The Fund pays GISC a management fee at an annual rate of 1.00% of its average daily net assets for services and facilities which GISC provides to the Fund. For its services as investment adviser, GISC pays GFI
 .75% of the management fee which GISC receives from the Fund. No separate or additional fee is paid by the Fund to GFI. GFI also serves as investment adviser to various other open-end mutual funds and closed-end mutual funds.

                      DESCRIPTION OF THE FIXED-RATE OPTION


      That portion of each Contract relating to the Fixed-Rate Option is not registered under the Securities Act of 1933 ("1933 Act") and the Fixed-Rate Option is not registered as an investment company under the 1940 Act. Accordingly, neither the Fixed-Rate Option nor any interests therein are subject to the provisions or restrictions of the 1933 Act or the 1940 Act. However, the following disclosure about the Fixed-Rate Option may be subject to certain generally applicable provisions of the federal securities laws regarding the accuracy and completeness of statements not in prospectuses. The Fixed-Rate Option may not be available for allocation in all states in which the Contract is available.

General Information

      The Contract permits the Contractowner to allocate all or a portion of any Net Premium Payment and to transfer all or a portion of the Accumulation Value under the Contract to the Fixed-Rate Option. An Annuitant may not allocate amounts held under a Certificate to the Fixed-Rate Option. GIAC guarantees that amounts invested under the Fixed-Rate Option will accrue interest daily at an effective annual rate of at least 3.5% (the "guaranteed minimum interest rate"). GIAC may also credit interest at a rate in excess of 3.5% (the "excess interest rate"), but is under no obligation to do so. Any excess interest rate will be determined at the sole discretion of GIAC and may be changed by GIAC from time to time and without notice. The Contractowner assumes the risk that interest credited on any portion of the Accumulation Value in the Fixed-Rate Option may not exceed the guaranteed minimum interest rate (3.5%) for any given year.

      There is no specific formula for the determination of whether to credit excess interest or the rate thereof. However, some of the factors that GIAC may consider are general economic trends, rates of return currently available and anticipated on GIAC's general account investments, regulatory and tax requirements and competitive factors. GIAC is aware of no statutory limitations on the maximum amount of interest it may credit, and the Board of Directors of GIAC has set no limitations.

      The amounts credited to the Fixed-Rate Option become part of the general assets of GIAC and are segregated from those allocated to any separate account of GIAC. GIAC invests the assets of the Fixed-Rate Option in those assets chosen by GIAC and allowed by applicable law. The allocation of any amounts to the Fixed-Rate Option does not entitle a Contractowner to share in the investment experience of those assets.

      The interest rate initially credited to Contract payments or transfers by the Contractowner to the Fixed-Rate Option will be the rate in effect on the date such amounts are so allocated. Each such payment or transfer will continue to receive the rate of interest initially credited until the next Contract Anniversary Date.

      For a description of certain restrictions which apply to transfers to and from the Fixed-Rate Option, see "Description of the Contract -- Transfers of Contract Values."

Renewal Rate and Bailout Provision

      On the Contract Anniversary Date, all payments and transfers allocated to the Fixed-Rate Option during the prior Contract year, together with all interest earnings and amounts previously allocated by the Contractowner to the Fixed-Rate Option, will be credited with the rate of interest in effect on that date (the "renewal rate"). Such renewal rate will be guaranteed with respect to these amounts until the next Contract Anniversary Date. If the renewal rate (a) is more than three (3) percentage points below the interest rate credited for the immediately preceding Contract year, or (b) falls below the minimum bailout rate specified in the Contract (where approved by the applicable state insurance departments), a Contractowner may withdraw all or a portion of the amount which has been held in the Fixed-Rate Option for one year or more without imposition of a contingent deferred sales charge. Such withdrawal request must be in writing and received by GIAC at its Customer Service Office within 60 days of the Contract Anniversary Date. (See "Surrenders and Partial Withdrawals.")


                           DESCRIPTION OF THE CONTRACT

      This section of the Prospectus highlights the more significant provisions of the Contract. The information included in this section generally describes, among other things, the benefits, charges, rights and privileges under the Contract. These descriptions are qualified by reference to a specimen of the Contract which has been filed as an exhibit to the registration statement for the Separate Account. The provisions of the Contract may vary slightly from state to state due to variations in state regulatory requirements.

General Information

      The Contract is designed to enable a Contractowner to purchase an Annuity on behalf of Plan Participants who will be entitled to receive payments on a fixed and/or variable basis, at some later date, pursuant to the terms of the Plan. The Contract is primarily designed for use with several types of tax qualified plans, including private retirement plans established by corporate employers under Section 401 and public employee deferred compensation plans under Section 457 of the Code as well as other plans which do not receive favorable tax treatment. The provisions of the Plan should be referred to in connection with the description of the Contract contained in this Prospectus.

      The Contract offered by this Prospectus is a Flexible Premium Payment Contract under which Annuity Payments to Plan Participants will begin at selected future dates on a basis which is elected by the Contractowner in accordance with the Plan. A minimum premium payment of $5,000 is required with additional payments of at least $500 accepted. The aggregate of premium payments made in any Contract year may not exceed $100,000 without GIAC's written consent. Subject to these restrictions, the amount and frequency of the premium payments made by the Contractowner may vary pursuant to the terms of the applicable Plan.


      The variable annuity payments provided by the Contract are funded through investments in the Separate Account. Information regarding the Investment Divisions of the Separate Account is contained in the sections entitled "Descriptions of GIAC and the Separate Account," and "Descriptions of the Variable Investment Options."


Purchasing a Contract

      Entities wishing to purchase a Contract must complete an application and send it with an initial premium payment to The Guardian Insurance & Annuity Company, Inc., Customer Service Office, P.O. Box 26210, Lehigh Valley, Pennsylvania 18002. Certified, registered or express mail deliveries must be addressed to: The Guardian Insurance & Annuity Company, Inc., Customer Service Office, 3900 Burgess Place, Bethlehem, Pennsylvania 18017.

      If the application is acceptable to GIAC in the form received, the initial Net Premium Payment will be credited within two (2) business days after receipt. Acceptance is subject to GIAC's rules and GIAC reserves the right to reject any application or initial premium payment. If the initial Net Premium Payment cannot be credited within five (5) business days after receipt by GIAC because the application is incomplete, GIAC will promptly return the premium payment and application to the applicant.

      After issuance of the Contract, net premium payments received by GIAC at its Customer Service Office prior to the close of GIAC's business day will normally be credited to the Contract on that day. Net premium payments received on a non-business day or following the close of GIAC's business day will be credited at the next accumulation unit value calculated on the first business day following receipt.

Charges and Deductions

      Charges and deductions under the Contract are made for GIAC's assumption of mortality and expense risks, administrative expenses, any applicable state premium taxes, and, where applicable, charges (or credits) to the non-tax qualified allocations to the Variable Investment Options for any Federal income taxes. The Separate Account does not incur any operating expenses or account fees and expenses. Although no sales charges are deducted from premium payments when made, a contingent deferred sales charge will be assessed upon certain Contract surrenders or withdrawals. Each charge and deduction under the Contract is described below:

      Contingent Deferred Sales Charge: GIAC does not deduct a separate sales charge in connection with premium payments. However, a contingent deferred sales charge ("CDSC") is imposed by GIAC on certain surrenders or partial withdrawals to cover certain expenses incurred in the sale of the Contracts, including commissions to registered representatives and various promotional expenses.

      The CDSC will be the lesser of: (1) 6% of the total payments made during the 84 months immediately preceding the date of withdrawal annually; or (2) 6% of the amount being withdrawn. However, after the first Contract year, 10% of the Accumulation Value as of the first withdrawal in a Contract year or 10% of the total premium paid under the Contract in the 84 months immediately preceding the date of withdrawal, whichever is greater, can be withdrawn by the Contractowner without application of the CDSC. The maximum amount of the CDSC during the 84 months immediately preceding the date of withdrawal will not exceed 6% of the total of payments made during such period. Such withdrawals may, however, be subject to penalty taxes and/or mandatory federal income tax withholding. (See "Federal Tax Matters".) The CDSC is not charged against withdrawals of amounts that have been on deposit for more than 84 months.

      To minimize the amount of the CDSC charged in any particular situation, withdrawals from any Variable Investment Option or the Fixed-Rate Option will be made in the same order in which amounts were allocated to that Option, subject to the cancellation ordering rules set forth in "Surrenders and Partial Withdrawals."

      No CDSC is imposed on Accumulation Units redeemed by the Contractowner to purchase Annuities for Plan Participants.

      Administrative Expenses: Prior to the Annuity Commencement Date of the last annuitizing Participant, GIAC deducts a contract administration fee of $35 from the Accumulation Value on the Anniversary Date of each Contract by cancelling the number of Accumulation Units equal in value to the fee. This administrative fee is deducted from the Variable Investment Options and the Fixed-Rate Option on a pro-rata basis in the same proportion as the percentage of the Contract's Accumulation Value attributable to each Variable Investment Option and the Fixed-Rate Option. GIAC will not increase the deduction for administrative expenses above $35 per year. GIAC will deduct the contract administration fee upon any surrender of a Contract which occurs before the Contract Anniversary Date. The deduction for administrative expenses is designed to reimburse GIAC for its actual expenses incurred in administering the Contracts and it is not expected to result in a profit.

      Premium Taxes: Certain states and municipalities impose premium taxes when premium payments are made or when annuity payments begin. These taxes ranging from approximately 0.50% to 3.5% of premium payments made for the Contracts. For those Contracts subject to premium tax, GIAC deducts premium tax either from premium payments when made or upon each annuitization, as determined in accordance with applicable law. However, in those jurisdictions where the premium tax is required to be deducted at the time of premium payment, GIAC reserves the right, if permitted by applicable law and with the consent of the Contractowner, to pay the premium tax on behalf of the Contractowner and deduct the amount paid from the Contract Value at the first to occur of surrender, death or the Retirement Date.

      Mortality and Expense Risk Charge: The mortality risk assumed by GIAC arises from its contractual obligation to continue to make Annuity Payments (determined in accordance with the annuity tables and other provisions of the Contract) to each Annuitant regardless of how long he or she lives and regardless of how long all Annuitants as a group live. This assures each Annuitant that neither his or her own longevity nor an improvement in general life expectancy will adversely affect the Annuity Payments he or she will receive under a Plan, and relieves the Annuitant from the risk that he or she will outlive the amounts actually accumulated for retirement. The expense risk assumed by GIAC arises from the possibility that the amounts deducted for sales and administrative expenses may be insufficient to cover the actual cost of such items.

      GIAC makes a daily charge against the net assets of each Variable Investment Option in an amount equal to 1.15% on an annual basis (consisting of approximately .70% for mortality risks and approximately .45% for expense risks) to compensate it for the assumption of mortality and expense risks. If this charge is insufficient to cover the actual cost of these risks, the loss will fall on GIAC. Conversely, if the charge proves more than sufficient, any excess may be retained by GIAC for profit or used by it to meet any operational expenses, including those relating to distribution of the Contracts.

      Variable Annuity Payments reflect the investment performance of the Variable Investment Options but are not affected by changes in actual mortality experience or by expenses incurred by GIAC in excess of the expense deductions provided for in each Contract.


      Other Charges Applicable to the Funds: The net asset value per share of each of the Funds reflects investment management fees and certain general operating expenses paid by the Funds. With the exception of the International Fund, the Emerging Markets Fund and Gabelli Capital Asset Fund, each of the Funds pays an annual investment management fee to its investment adviser that equals 0.50% of each such Fund's average daily net assets. The annual investment management fee paid to the adviser of the International Fund and Emerging Markets Fund equals 0.80% of the International Fund's average daily net assets and 1.00% of the Emerging Markets Fund's average daily net assets. Gabelli Capital Asset Fund pays its manager an annual management fee of 1.00% of that Fund's average daily net assets. No separate fees are payable to the respective sub-investment advisers of these Funds. (See "The Funds".) The management fees and other expenses incurred by the Funds are more fully described in the accompanying prospectuses for the Funds.


Accumulation Period


      Allocation of Net Premium Payment: The initial Net Premium Payment will be used to purchase Accumulation Units in the Investment Divisions or the Fixed-Rate Option as selected by the Contractowner at the unit values next computed following receipt and acceptance of the payment by GIAC. Subsequent Net Premium Payments will be allocated among the underlying Contract options as initially selected for allocation or pursuant to new allocation instructions requested by the Contractowner in writing. New allocation instructions will be implemented by GIAC following their receipt at its Customer Service Office. However, the Contractowner may not be invested in more than six allocation options at any given time.


      Crediting Accumulation Units under the Contract: Variable Accumulation Units represent the interests in the Variable Investment Options and Fixed Accumulation Units represent the interests in the Fixed-Rate

      Option. The total number of Accumulation Units to be credited to a Contractowner's account is the sum of the portion of the Net Premium Payment allocated to each option divided by the Accumulation Unit value of each such option as next computed following receipt and acceptance of the payment by GIAC. The number of Accumulation Units will not change because of a subsequent change in the value of the unit, but the dollar value of Accumulation Units will vary based upon the investment experience of the Variable Investment Options and interest credited to the Fixed-Rate Option.

      Accumulation Value: The value of the Contractowner's account within any particular Variable Investment Option or the Fixed-Rate Option is determined by multiplying the number of Accumulation Units of that particular option credited to the account by the applicable current Accumulation Unit value.

      Value of an Accumulation Unit: With respect to a Variable Investment Option, the value of a Variable Accumulation Unit is determined by multiplying the value of such Variable Accumulation Unit as of the end of the immediately preceding Valuation Period by the net investment factor (described below) for the current Valuation Period. With respect to the Fixed-Rate Option, the value of a Fixed Accumulation Unit is determined by adding the interest credited on such Fixed Accumulation Unit since the end of the immediately preceding Valuation Period to the value of such unit as of the end of such Valuation Period.

      Net Investment Factor: The net investment factor is a measure of the investment experience of each Variable Investment Option. For any particular Valuation Period, the net investment factor is determined by:


            (1) Adding the net asset value of a Fund share as determined at the end of such Valuation Period to the per share amount of any dividend and other distribution made by the Fund during the period, and

            (2) Dividing by the net asset value of the particular Fund share calculated as of the end of the immediately preceding Valuation Period, and


            (3) Subtracting from the above result any applicable taxes and the mortality and expense risk charge.

Annuity Period

      Annuity Commencement Date: Annuity Payments made to an Annuitant will begin on his or her Annuity Commencement Date, which is the first day of the calendar month and year determined under the Plan. This date cannot be later than the Annuitant's 85th birthday except when otherwise provided for by the Plan. Following the Annuity Commencement Date, a Participant is referred to as an Annuitant for purposes of the Contract.

      Annuity Payments: Annuity Payments are available on a fixed or variable basis or a combination of both. Such payments will be determined on the basis of: (1) the table specified in the Contract which reflects the nearest age of the Annuitant; (2) the Annuity Payout Option(s) selected; and (3) the investment experience of any Variable Investment Options selected. The number and amount of Annuity Payments will not be affected by the longevity of Annuitants generally or any increase in the expenses of GIAC in excess of the charges specified in the Contract. The Annuitant receives the value of a fixed number of Variable and/or Fixed Annuity Units each month. For the Variable Investment Options, the value of an Annuity Unit will reflect the investment experience of the amounts allocated to the Variable Investment Options, and the amount of each Annuity Payment will vary accordingly.

      Annuity Payout Options: GIAC will issue a Certificate to the Contractowner for delivery to each Annuitant upon his or her Annuity Commencement Date. Each Certificate will set forth in substance the amount and terms of the Annuity Payments and any other benefits the Annuitant may be entitled to under the Contract. Annuity Payments will be made in accordance with the Annuity Payout Option known as "Option V-2 -- Life Annuity with 10-Year Guaranteed Period" (see below), or, if permitted by the Plan, the Annuitant may elect to have Annuity Payments made under any one of the other variable and/or fixed Annuity Payout Options specified in the Contract and described below. Annuity Payments will be made monthly except that: (1) proceeds of less than $2,000 on behalf of any Annuitant will be paid in a single sum to that Annuitant; and (2) GIAC may change the schedule of monthly installment payments to avoid payments of less than $20 to an Annuitant. An Annuitant may not change the Payout Option election following receipt of the first Annuity Payment.

      The Annuity Payout Options currently available for both variable and fixed Annuity Payments under the Contract are as follows (options designated with the letter "V" are variable options, those designated with the letter "F" are fixed options):

            Option V-1 -- Life Annuity without Guaranteed Period: Under this option, a Variable Annuity Payment will be made monthly during the lifetime of the Annuitant ending with the payment preceding the Annuitant's death. Option V-1 offers the maximum level of variable monthly payments, since there is no guarantee of a minimum number of variable payments or provision for a death benefit for Beneficiaries. It would be possible under Option V-1 for the Annuitant to receive only one Variable Annuity Payment if he or she died before the date of the second Variable Annuity Payment, two such payments if he or she died before the date of the third Variable Annuity Payment, and so on.

            Option V-2 -- Life Annuity with 10-Year Guaranteed Period: Under this option, a Variable Annuity Payment will be made monthly during the lifetime of the Annuitant with the provision that if, at the Annuitant's death, such payments have been made for less than 10 years (120 months), Variable Annuity Payments will be continued during the remainder of such period to the Beneficiary. The Beneficiary at any time may elect to redeem in whole or in part the commuted value of the current dollar amount of the then remaining number of Variable Annuity Payments. If the Beneficiary dies while receiving Variable Annuity Payments, the commuted value of the current dollar amount of the remaining number of Variable Annuity Payments shall be paid in one sum to the estate of the Beneficiary. While the Annuitant is living, he or she may change the Beneficiary at anytime provided such change is in writing in a form satisfactory to GIAC.

            Option V-3 -- Joint and Survivor Annuity: Under this option, a Variable Annuity Payment will be made monthly during the joint lifetimes of the Annuitant and a designated second person (joint annuitant) and will continue during the lifetime of the survivor in a reduced amount which reflects two-thirds of the number of Variable Annuity Units in effect while both persons were living. It would be possible under Option V-3 for the joint Annuitants to receive only one Variable Annuity Payment if both died before the date of the second Variable Annuity Payment, two such payments if both died before the date of the third Variable Annuity Payment, and so on.

            Option F-1 -- Life Annuity without Guaranteed Period: Under this option, a Fixed Annuity Payment will be made monthly during the lifetime of the Annuitant ending with the payment preceding the Annuitant's death. Option F-1 offers the maximum level of fixed monthly payments, since there is no guarantee of a minimum number of fixed monthly payments or provision for a death benefit for Beneficiaries. It would be possible under Option F-1 for the Annuitant to receive only one Fixed Annuity Payment if he or she died before the date of the second Fixed Annuity Payment, two such payments if he or she died before the date of the third Fixed Annuity Payment, and so on.

            Option F-2 -- Life Annuity with 10-Year Guaranteed Period: Under this option, a Fixed Annuity Payment will be made monthly during the lifetime of the Annuitant with the provision that if, at the Annuitant's death, such payments have been made for less than 10 years (120 months), Fixed Annuity Payments will be continued during the remainder of such period to the Beneficiary. The Beneficiary at any time may elect to redeem in whole or in part the commuted value of the current dollar amount of the then remaining number of Fixed Annuity Payments. If the Beneficiary dies while receiving Fixed Annuity Payments, the commuted value of the current dollar amount of the remaining number of Fixed Annuity Payments shall be paid in one sum to the estate of the Beneficiary. While the Annuitant is living he or she may change the Beneficiary at any time provided such change is in writing in a form satisfactory to GIAC.

            Option F-3 -- Joint and Survivor Annuity: Under this option, a Fixed Annuity Payment will be made monthly during the joint lifetimes of the Annuitant and a designated second person (joint annuitant) and will continue during the lifetime of the survivor in a reduced amount which reflects two-thirds of the number of Fixed Annuity Units in effect while both persons were living. It would be possible under Option F-3 for the joint Annuitants to receive only one Fixed Annuity Payment if both died before the date of the second Fixed Annuity Payment, two such payments if both died before the date of the third Fixed Annuity Payment, and so on.

Transfers of Contract Values

      General Information: Subject to the conditions described below and to the terms of any applicable retirement plan, transfers among the Contract's Variable Investment Options are permitted during both the Accumulation and Annuity Periods. During the Accumulation Period, the Contractowner may transfer all or a portion of the Accumulation Units under the Contract among each of the Variable Investment Options and the Fixed-Rate Option. During the Annuity Period, an Annuitant receiving payments pursuant to a Variable Annuity Payout Option may transfer all or a portion of the amounts held under the Certificate among the Variable Investment Options. Allocations to the Fixed-Rate Option are not permitted by an Annuitant during the Annuity Period. Contractowners may be invested in a maximum of six Variable Investment Options or in the Fixed-Rate Option and five Variable Investment Options under the Contract at any given time. Annuitants receiving payments pursuant to a Variable Payout Option may be invested in a maximum of six Variable Investment Options at any given time. Contractowners and Annuitants who contemplate requesting a transfer should carefully consider their own objectives and the investment objectives, risks and restrictions pertaining to each Variable Investment Option and the Fixed-Rate Option involved in the proposed transfer before making the request. Frequent transfers may be inconsistent with the long-term objectives of the Contract.

      GIAC will implement transfers pursuant to proper written or telephone instructions received at its Customer Service Office. Requests received by GIAC at its Customer Service Office prior to 3:30 p.m. (Eastern time) on a given business day will normally be implemented as of the end of that day. GIAC reserves the right to limit the frequency of transfers to not more than once every 30 days. Currently, no charge is made by GIAC for effecting any transfer. GIAC reserves the right, however, to impose such a charge in the future.

      Telephone Transfers: Contractowners may effect telephone transfers of the Accumulation Value under a Contract pursuant to certain terms and conditions. Telephone transfers of amounts held under a Certificate are not available to Annuitants. GIAC will not honor telephone transfer instructions unless proper authorization has been properly provided either in the completed application for the Contract or in GIAC's telephone transfer authorization form.


      If the proper authorization is on file at GIAC's Customer Service office, telephone transfer instructions may be given by calling 1-800-533-0099 between 9:00 a.m. and 3:30 p.m. (Eastern time) on days when GIAC is open for business. Each telephone transfer instruction must include a precise identification of the Contract and the Contractowner's Personal Security Code. GIAC may accept telephone transfer instructions from any person who properly identifies the correct Contract number and Personal Security Code. GIAC, GISC and the Funds shall not be liable for any loss, damage, cost or expense resulting from following telephone transfer instructions which any of them reasonably believed to be genuine. Thus, Contractowners risk possible loss of interest, capital appreciation and principal in the event of an unauthorized or fraudulent telephone transfer. All or part of any telephone conversation relating to transfer instructions may be recorded by GIAC without prior disclosure to the caller.


      Telephone transfer instructions apply only to allocations of previously invested monies. Such instructions may not be used to change the allocation instructions for any future premiums paid under the Contract. (See

"Allocation of Net Premium Payment" for information about changing allocation instructions for future premiums.)

      During periods of drastic economic or market changes, it may be difficult to contact GIAC to request a telephone transfer. At such times, transfer requests may be made by regular or express mail and will be processed at the next Accumulation Unit value calculated after their receipt pursuant to the terms and restrictions described in this "Transfers of Contract Values" section. GIAC reserves the right to modify, suspend or discontinue the telephone transfer privilege at any time and without prior notice.


      Transfers from the Fixed-Rate Option to any Variable Investment Option are permitted only once per Contract year during the 30-day period beginning on the Contract Anniversary Date. Amounts will be transferred from the Fixed-Rate Option to any Variable Investment Option in the same order such amounts were allocated to the Fixed-Rate Option. This means that amounts on deposit in the Fixed-Rate Option for the longest period of time will be the first amounts so transferred. The maximum amount which may currently be transferred out of the Fixed-Rate Option each year is the greater of: (1) 33 1/3% of the amount in the Fixed-Rate Option as of the applicable Contract Anniversary Date; or (2) $2,500.


      Each transfer involving the Contract's Variable Investment Options will be based upon the next Accumulation Unit value calculated after proper transfer instructions are received by GIAC at its Customer Service Office.


      Transfers of Amounts Held Under a Certificate by an Annuitant: During the Annuity Period, an Annuitant may transfer all or a portion of the amounts allocated to a Variable Payout Option among the Variable Investment Options. However, such transfers may be made only once per year. Any such transfer will be effected at the next Annuity Unit Value calculated after receipt of proper transfer instructions by GIAC at its Customer Service Office. An Annuitant may not transfer into or out of the Fixed-Rate Option.


Surrenders and Partial Withdrawals

      The Contractowner may redeem the Contract in whole (known as a "surrender") or in part (known as a "partial withdrawal"). Surrenders and partial withdrawals must be requested in writing in a form acceptable to GIAC. A surrender request must be accompanied by the Contract (or an acceptable affidavit of loss) to be deemed a proper written request. GIAC will not process a surrender request prior to receipt of the Contract (or an acceptable affidavit of loss) at its Customer Service Office.

      A contingent deferred sales charge may be imposed upon certain surrenders or partial withdrawals. (See "Charges and Deductions -- Contingent Deferred Sales Charge.")

      A surrender or partial withdrawal is effected by cancelling Accumulation Units which have an aggregate value equal to the dollar amount of the requested surrender or partial withdrawal as next calculated following receipt by GIAC at its Customer Service Office of a proper written request for the surrender or partial withdrawal. If applicable, any Contract charges and any contingent deferred sales charge will be deducted from the surrender proceeds or, in the case of a partial withdrawal, from the remaining Accumulation Value by the cancellation of additional Accumulation Units. If the Accumulation Value remaining after a partial withdrawal is less than $1,000, GIAC will redeem the total Accumulation Value and pay it to the Contractowner in cancellation of the Contract. Such an involuntary surrender may be subject to any then applicable Contract administrative charge or contingent deferred sales charge. (See "Charges and Deductions -- Contingent Deferred Sales Charge.")

      Except as noted below, Accumulation Units will be cancelled in the following order: First, GIAC will cancel all the Variable Accumulation Units attributable to the Investment Divisions. Cancellation of the Variable Accumulation Units attributable to the Investment Divisions will be on a pro rata basis, reflecting the existing distribution of the Variable Accumulation Units unless the Contractowner instructs otherwise. Second, GIAC will cancel all Fixed Accumulation Units attributable to the Fixed-Rate Option. Thus, GIAC will have cancelled all the Variable Accumulation Units attributable to the Investment Divisions before cancelling Accumulation Units attributable to the Fixed-Rate Option. Accumulation Units used by a Contractowner to purchase Annuities for Plan Participants will be cancelled in the same order as those in connection with a surrender or partial withdrawal.


      No contingent deferred sales charge will be imposed and the above ordering rules will not apply if amounts are withdrawn directly from the Fixed-Rate Option in accordance with the bailout provision described in the section entitled "Description of the Fixed-Rate Option."


      Payment of a surrender or partial withdrawal will ordinarily be made within seven (7) days after the date GIAC receives the proper written request at its Customer Service Office. GIAC can delay the payment if the Contract is being contested and may postpone the calculation or payment of any Contract benefit or transfer of amounts based on investment performance of the Investment Divisions if: (1) the New York Stock Exchange is closed for trading or trading has been suspended; or (2) the Securities and Exchange Commission restricts trading or determines that a state of emergency exists which may make payment or transfer impracticable.


      An Annuitant may not request a surrender or partial withdrawal following the receipt of the first Annuity Payment.

      Questions regarding GIAC's surrender or withdrawal procedures should be directed to a customer service representative by calling toll-free 1-800-221-3253.

Other Important Contract Information

      Dollar Cost Averaging: Contractowners may elect to systematically, on a long term basis if desired, transfer specified level dollar amounts from the Cash Fund Investment Division to other Variable Investment Options and/or the Fixed-Rate Option at regular intervals. By transferring specific amounts on a regularly scheduled basis, as opposed to allocating the total amount at one particular time, the Accumulation Value may be less susceptible to the impact of market fluctuations. There is no guarantee, however, that such an investment method will result in profits or prevent losses.

      To take advantage of this program, a Contractowner predesignates a dollar amount to be automatically transferred from the Cash Fund Investment Division to one or more of the other Variable Investment Options and/or the Fixed-Rate Option, provided that Accumulation Values may only be allocated among a maximum of four Contract options, including the Cash Fund Investment Division, at any given time. A Contractowner may elect this program when the Contract is purchased or anytime thereafter by properly completing the Contract application or Dollar Cost Averaging election form and returning it to GIAC at its Customer Service Office at least three (3) business days prior to the Monthly Anniversary Date (the monthly anniversary measured from the issue date of the Contract or the last day of that calendar month, if earlier) on which the first transfer will be made. Transfers will then be made monthly for the period elected by the Contractowner.

      Dollar Cost Averaging may be selected for 12, 24 or 36 month periods. The total Accumulation Value at the time it is elected must be at least $10,000 for transfers over a 12 month period and $20,000 for transfers over a 24 or 36 month period. Transfers will be made in the amounts designated by the Contractowner and must be at least $100 per receiving Contract option. When a Contractowner elects to participate in this program, the Accumulation Value attributable to the Cash Fund Investment Division must be at least equal to the amount designated to be transferred on each Monthly Anniversary Date multiplied by the duration selected.

      Dollar Cost Averaging will terminate when any one of the following events occurs: (1) the number of designated monthly transfers has been completed; (2) the Accumulation Value attributable to the Cash Fund Investment Division is insufficient to complete the next transfer; (3) the Contractowner requests termination in a writing received by GIAC at its Customer Service Office at least three (3) business days prior to the next Monthly Anniversary Date; or (4) the Contract is surrendered.

      A Contractowner may reinstate Dollar Cost Averaging or change existing Dollar Cost Averaging terms by properly completing a new election form. Such requests received by GIAC at its Customer Service Office at least three (3) business days prior to the next Monthly Anniversary Date will be effective for such Monthly Anniversary Date.

      When utilizing Dollar Cost Averaging, a Contractowner must be invested in the Cash Fund Investment Division and may be invested in either (i) a maximum of five other Variable Investment Options or (ii) in the Fixed-Rate Option and a maximum of four other Variable Investment Options. The Dollar Cost Averaging program may not be elected by an Annuitant.

      Assignment: Assignment of an interest in the Contract is generally prohibited when the Contract is used in connection with any retirement plans contemplated by Section 401 of the Code and any corporate retirement plan. An assignment of the Contract may be treated as a taxable distribution to the Contractowner. (See "Federal Tax Matters.")

      Reports: GIAC will send to each Contractowner, at least semi-annually, a report containing such financial information pertaining to the Separate Account as may be required by applicable laws, rules and regulations. In addition, a statement will be provided to each Contractowner at least annually which reports the number of Contract Accumulation Units and the value of such Accumulation Units under the Contract.

      Contractowner Inquiries: A Contractowner may direct inquiries to the individual from whom the Contract was purchased or may call GIAC at 1-800-221-3253 or write directly to: The Guardian Insurance & Annuity Company, Inc., Customer Service Office, P.O. Box 26210, Lehigh Valley, Pennsylvania 18002.

                               PERFORMANCE RESULTS

      From time to time, performance information for the Account's Investment Divisions maybe provided in advertisements, sales literature or materials furnished to existing or prospective Contractowners. All such information is based upon historical information and is not necessarily representative of future performance. More detailed information about the calculation of such historical performance information appears in the Statement of Additional Information.

      Total Returns: "Average annual total return," "total return" and "change in Accumulation Unit value" all reflect the change in the value of an investment in an Investment Division over a specified period, assuming the reinvestment of all income dividends and capital gains distributions. Average annual total returns show the average annual percentage change in value over a specified period. Total returns and changes in Accumulation Unit values, which are not annualized, show the total percentage change in value over a specified period.

      Promotional materials relating to an Investment Division's investment performance will always at least provide the average annual total returns for each of a short (one to four years), medium (five to nine years) and long (ten years or more) period of time for the Division's corresponding Fund. Such required average annual total returns will reflect the effects of all charges, both recurring and non-recurring, incurred by the Fund, as well as all charges deducted under the terms of the Contracts. However, promotional materials may also show average annual total returns which assume that a Contract continues in force after the end of the specified period. Such returns will not reflect the effects of the Contract's contingent deferred sales charge. Total returns and changes in Accumulation Unit values may not reflect certain specified charges deducted under the terms of the Contracts.

      Yields: "Yield" figures may be quoted for the Investment Divisions which invest in shares of the Cash Fund and the Bond Fund. Current yield is a measure of the net investment income earned on a hypothetical investment over a specified base period of seven days for the Cash Fund Investment Division and 30 days (or one month) for the Bond Fund Investment Division. Yield is expressed as a percentage of the value of an Accumulation Unit at the beginning of the base period. Yields are annualized, which means that they assume that an Investment Division will generate the same level of net investment income over a one-year period. However, yields actually fluctuate daily.

      The Cash Fund Investment Division may also quote its "effective yield," which assumes that the net investment income earned during a base period will be earned and reinvested for a year. The effective yield will be slightly higher than the Cash Fund Investment Division's current yield due to the compounding effect created by assuming reinvestment of the Division's net investment income.

      Distribution Rates: On occasion, the Bond Fund Investment Division may quote historical or annualized distribution rates. A distribution rate is simply a measure of the level of income dividends and short-term capital gains distributed for a specified period. A distribution rate is not a complete measure of performance and may be higher than yield for certain periods.

      Comparative and Other Information: Advertisements and sales literature for the Separate Account's Investment Divisions may compare a Fund's performance to that of other investment vehicles or other mutual funds having similar objectives or programs which are offered through the separate accounts of other insurance companies. Promotional materials may also compare a Fund's performance to one or more indices of the types of securities which the Fund buys and sells for its portfolio, and be illustrated by tables, graphs or charts. Promotional materials may additionally contain references to types and characteristics of certain securities; features of a Fund's portfolio; financial markets; or historical, current or perceived economic trends within the United States or overseas. Topics of general investor interest, such as personal financial planning, may also be discussed.

      In addition, advertisements and sales literature may refer to or reprint all or portions of articles, reports, or independent rankings or ratings which relate to the Investment Division specifically, or to other comparable mutual funds or investment vehicles. None of the contents of such materials will be used to indicate future performance.

      Further information about each Investment Division's performance is contained in their respective Annual Report, which may be obtained from GISC free of charge.

      Advertisements and sales literature about the Contracts and the Separate Account may also refer to ratings given to GIAC by insurance company rating organizations, such as Moody's Investors Service, Inc., Standard & Poor's Ratings Group, A.M. Best & Co. and Duff & Phelps. Such ratings relate only to GIAC's ability to meet its obligations under the Contract's Fixed-Rate Option.

                               FEDERAL TAX MATTERS


General Information

      The operations of the Separate Account form a part of, and are taxed with GIAC's operations under the Code. Investment income and realized net capital gains on the assets of the Separate Account are reinvested and taken into account in determining the Accumulation and Annuity Unit values. Thus, investment income and realized net capital gains are automatically applied to increase reserves under the Contract. GIAC believes that investment income and capital gains attributable to the Separate Account are taxed under existing Federal income tax law but are offset by deductible reserve increases. Accordingly, GIAC does not anticipate that it will incur any Federal income tax liability attributable to the Separate Account and, therefore,

GIAC does not currently make provisions for any such taxes. However, if changes in the Federal tax laws, or interpretations thereof, result in GIAC incurring a tax liability on income or gains attributable to the Separate Account or certain types of variable annuity contracts, then GIAC may impose a charge against the Separate Account (with respect to some or all Contracts) to pay such taxes.

Non-Qualified Contracts

      Diversification: Section 817(h) of the Code provides that variable annuity contracts will not be treated as annuities unless the underlying investments are "adequately diversified" in accordance with regulations prescribed by the Secretary of the Treasury. Such regulations require, among other things, that the Funds invest no more than 55% of the value of their respective assets in one investment; 70% in two investments; 80% in three investments; and 90% in four investments. GIAC intends that the Funds underlying the Contracts will be managed by the applicable investment managers so as to comply with these diversification requirements. If the diversification requirements are not met by each and every Variable Investment Option, the Contract could lose its overall tax status as an annuity, resulting in current taxation of the excess of Contract value over the "investment in the Contract." A Contractowner's "investment in the Contract" generally equals: (1) the aggregate amount of premium payments or other consideration paid for the Contract minus (2) the aggregate amount received under the Contract, to the extent such amount was not excluded from gross income.

      In certain circumstances, owners of variable equity contracts may be considered the owners, for federal income tax purposes, of the assets of the separate accounts used to support their contracts. In those circumstances, income and gains from the separate account assets would be includable in the variable contractowner's gross income. The IRS has stated that a variable contractowner will be considered the owner of separate account assets if the contractowner possesses incidents of ownership in those assets, such as the ability to exercise investment control over the assets. To date, no regulations or rulings have been issued regarding the circumstances under which a contractowner's ability to control investments through premium allocation and transfer privileges would cause him or her to be treated as the owner of the assets in an insurance company's separate account. GIAC does not know what standards will be set forth, if any, in the regulations or rulings which the Treasury Department has stated it expects to issue to provide guidance in this area. Accordingly, GIAC reserves the right to modify the Contract as necessary to attempt to prevent the Contractowner from being considered the owner of the assets of the Separate Acount or otherwise to maintain favorable tax treatment of the Contracts.

      Distribution of Benefits: Non-qualified Contracts will not be treated as annuity contracts for purposes of Section 72 of the Code unless the Contract provides that: (1) if any Contractowner dies on or after the Annuity Commencement Date, but prior to the time the entire interest in the Contract has been distributed, the remaining portion of such interest will be distributed at least as rapidly as under the method of distribution in effect when the Contractowner died; and (2) if any Contractowner dies prior to the Annuity Commencement Date, the entire interest will be distributed within five years of the Contractowner's death. These requirements will be considered satisfied if that portion of the Contractowner's interest which is payable to or for the benefit of a "designated beneficiary," will be distributed over the life or life expectancy of any new owner and such distributions begin within one year of the Contractowner's death. The Contract's "new owner" is the person designated by the Contractowner as Beneficiary and to whom ownership of the Contract passes by reason of death. For this purpose, the Beneficiary must be a natural person. If the Beneficiary is the Contractowner's surviving spouse, the Contract may be continued with the surviving spouse as the new Contractowner. Non-qualified Contracts contain provisions intended to comply with Section 72(s) of the Code. However, regulations interpreting these requirements of the Code have not yet been issued. Accordingly, the provisions contained in such Contracts will be reviewed and may be modified to assure compliance with the Code's requirements when clarified by regulations or otherwise.

      Note: The remaining discussion concerning non-qualified Contracts assumes that the Contracts will be treated as annuities under Section 72 of the Code, that the underlying investments of the Contracts are "adequately diversified" under Section 817(h) of the Code, and that the Contract is not issued in connection with a retirement plan qualifying for favorable tax treatment under the Code.

      A Contractowner who is a natural person is generally not taxed on increases in the value of a Contract until distribution, either as a lump sum payment received by surrender or partial withdrawal, or as annuity payments. The assignment or pledge of any portion of the Contract value may be treated as a distribution. The taxed portion of a distribution (whether in the form of a lump sum payment or an annuity) is taxed as ordinary income.

      Contractowners who are not natural persons generally must include in income any increase in the excess of the Contract's Accumulation Value over the "investment in the Contract" during the taxable year, whether or not such increase is distributed. There are some exceptions to this rule and a prospective owner that is not a natural person may wish to discuss these with a competent tax adviser.

      The following discussion applies to Contracts owned by natural persons.

      Generally, accounts received by surrender or partial withdrawal are first treated as taxable income to the extent that the Contract's Accumulation Value immediately before the surrender/withdrawal exceeds the "investment in the contract." Any additional amount withdrawn is not taxable.

      Although the tax consequences may vary depending on the form of Annuity Payout Option selected, the recipient of an Annuity Payment generally is taxed on the portion of such payment that exceeds the "investment in the contract." For variable annuity payments, the taxable portion is determined by a formula that establishes a specific dollar amount of each payment that is not taxed. The dollar amount is determined by dividing the "investment in the contract" by the total number of expected periodic payments. The entire distribution will be fully taxable once the recipient has recovered the dollar amount of the "investment in the contract."

      A penalty tax on surrenders or withdrawals equal to 10% of the amount treated as taxable income may be imposed unless such surrender or withdrawal is:
(1) made on or after age 59 1/2; (2) made as a result of death or disability;
or (3) received in substantially equal installments as a life annuity (subject to special "recapture" rules if the series of payments is subsequently modified).

      Annuity distributions are generally subject to withholding for the recipient's income tax liability. The withholding rates vary according to the type of the distribution and the recipient's tax status. Recipients generally may elect not to have tax withheld from distributions. Redemption requests that do not indicate a preference regarding withholding will be delayed in processing until a preference form has been properly completed and received at GIAC's Customer Service Office. Withholding on taxable distributions is generally required if the recipient fails to provide GIAC with his or her correct Social Security number or if the recipient is a U.S. citizen or expatriate living abroad.

      Amounts may be distributed from a Contract because of the death of a Contractowner or the Annuitant. Generally, such amounts are includable in the income of the recipient as follows: (1) if distributed in a lump sum they are taxed in the same manner as a full surrender of the Contract as described above; or (2) if distributed under an annuity option, they are taxed in the same manner as annuity payments as described above. For these purposes, the investment in the contract is not affected by the Contractowner's or Annuitant's death. That is, the investment in the contract remains the amount of any purchase payments paid which were not excluded from gross income.

      All non-qualified deferred annuity contracts that are issued by GIAC or its affiliates to the same Contractowner during any calendar year are to be aggregated for purposes of determining the amount includable in the Contractowner's gross income under Section 72(e) of the Code. Thus, the proceeds of a partial withdrawal, surrender or assignment of one or more non-qualified deferred annuity contracts entered into during the same calendar year will be includable in the Contractowner's income to the extent of the aggregate excess of the accumulation values over the investment in all such contracts ("investment in the contract" is defined above). Potential purchasers of more than one non-qualified annuity contract should seek advice from legal or tax counsel as to the possible implications of these rules on the contracts they intend to purchase.

      Transferring the ownership of a Contract, or designating an Annuitant, payee or other Beneficiary who is not also the Contractowner, the selection of certain Annuity Commencement Dates, or the assignment or exchange of a Contract, may result in certain income or gift tax consequences to the Contractowner that are beyond the scope of this discussion. A Contractowner contemplating any transfer or assignment of a Contract should contact a competent tax adviser about the potential tax effects of such a transaction.

      Possible Tax Changes: In recent years, legislation has been proposed that would have adversely modified the federal taxation of certain annuities. For example, one such proposal would have changed the tax treatment of non-qualified annuities that did not have "substantial life contingencies" by taxing income as it is credited to the annuity. Although as of the date of this Prospectus Congress is not considering any legislation regarding the taxation of annuities, there is always the possibility that the tax treatment of annuities could change by legislation or other means (such as IRS regulations, revenue rulings, and judicial decisions). Moreover, it is also possible that any legislative change could be retroactive (that is, effective prior to the date of such change).

Qualified Contracts

      Generally, increases in the value of amounts under a Contract purchased in connection with a retirement plan qualifying for favorable tax treatment under the Code are not taxable until benefits are received. However, the rules governing the tax treatment of contributions and distributions under qualified plans, as set forth in the Code and applicable rulings and regulations, are complex and subject to change. These rules also vary according to the type of plan and the terms and conditions of the plan itself. Therefore, this Prospectus does not attempt to provide more than general information about the use of the Contracts with these various types of plans. Contractowners, Annuitants, and Beneficiaries under qualified plans should be aware that the rights of any person to any benefits under such plans may be subject to the terms and conditions of the plans, regardless of the terms and conditions of the Contracts issued in connection with such plans. Some retirement plans are subject to distribution and other requirements that are not incorporated into GIAC's Contract administration procedures. Contractowners, participants and beneficiaries are responsible for determining that contributions, distributions and other transactions with respect to the Contracts comply with applicable law. Adverse tax consequences may result from contributions in excess of specified limits; distributions prior to age 59 1/2 (subject to certain exceptions); distributions that do not conform to specified commencement and minimum distribution rules; aggregate distributions in excess of a specified annual amount; and in other specified circumstances. Purchasers of Contracts for use with any retirement plan should consult their legal counsel and tax adviser regarding the suitability of the Contract.

      Following are brief descriptions of the various types of plans with which the Contracts described in this Prospectus may be used:

            Section 403(b) Plans: Section 403(b) of the Code permits public schools and employers specified in Section 501(c)(3) of the Code to purchase annuity contracts and mutual fund shares through a Section 403(b)(7) custodial account on behalf of their employees. Subject to certain limitations, the purchase payments for such contracts or mutual fund shares are excluded from the employees' gross income for tax purposes. However, these payments may be subject to FICA (Social Security) taxes. These annuity contracts are commonly referred to as "tax-sheltered annuities."

            Distributions from tax-sheltered annuities are restricted unless the employee is age 59 1/2, separates from service, dies, becomes disabled, or incurs a hardship. The employee may not surrender amounts attributable to either: (1) salary reduction contributions made in years beginning after December 31, 1988; (2) income attributable to salary reduction contributions made in years beginning after December 31, 1988; or (3) income in years beginning after December 31, 1988 on salary reduction accumulations held as of December 31, 1988. Hardship withdrawals are further limited to salary reduction contributions only, and may not include income earned thereon. Hardship withdrawals are generally subject to tax penalties and contingent deferred sales charges.

            If a Contract is purchased as a tax-sheltered annuity under Section 403(b) of the Code, it is subject to the restrictions on redemption described above. These restrictions on redemption are imposed by the Separate Account and GIAC in full compliance with and in reliance upon the terms and conditions of a no-action letter on this subject issued by the staff of the Securities and Exchange Commission.

            Prospective purchasers of the Contracts as tax-sheltered annuities should seek advice from legal or tax counsel about their eligibility to purchase a tax-sheltered annuity, limitations on permissible amounts of purchase payments, distribution restrictions, and tax consequences of distribution.

            Individual Retirement Accounts: Sections 219 and 408 of the Code permit individuals to contribute to an Individual Retirement program known as an "Individual Retirement Account" or "IRA." IRAs are subject to limitations on the amount which may be contributed and deducted, and the time when distributions may commence, In addition, distributions from certain other types of qualified plans may be placed into an IRA on a tax-deferred basis. Individuals who purchase Contracts for use with an IRA will receive, in addition to this Prospectus and a copy of the Contract, a brochure containing information about eligibility, contribution limits, tax consequences and other particulars concerning IRAs. The Internal Revenue Service has not reviewed the Contract for qualification as an IRA, and has not addressed in a ruling of general applicability whether a death benefit provision such as the provision in the Contract comports with IRA qualification requirements.

            Corporate Pension and Profit-Sharing Plans: Sections 401(a) of the Code permits corporate employers to establish various types of retirement plans for employees, and self-employed individuals to establish qualified plans for themselves and their employees. These retirement plans may permit the purchase of the Contracts to accumulate retirement savings under the plans. Adverse tax or other legal consequences to the plan, to the participant or to both may result if this Contract is assigned or transferred to any individual as a means to provide benefit payments, unless the plan complies with all legal requirements applicable to such benefits prior to transfer of the Contract.

            Deferred Compensation Plans: Section 457 of the Code, while not actually providing for a qualified plan as that term is normally used, provides for certain deferred compensation plans with respect to service for state governments, local governments, rural electric cooperatives, political subdivisions, agencies, instrumentalities, certain affiliates of such entities which enjoy special treatment, and, effective January 1, 1987, other tax-exempt employers. Amounts contributed by employers through such plans are taxed to employees when paid or made available for withdrawal. The Contract can be used with such plans. Under such plans, a participant may specify the form of investment in which his or her contributions will be made. In general, all such investments are owned by, and are subject to the claims of the general creditors of, the sponsoring employer and, depending on the terms of the particular plan, the employer may be entitled to draw on deferred amounts for purposes unrelated to its
      Section 457 plan obligations. In certain governmental plans, however, deferred amounts must be held in trust for the exclusive benefit of plan participants.

      The following rules generally apply to distributions from Contracts purchased in connection with the plans (other than Section 457 plans) discussed above:

      That portion of any contribution under a Contract made by or on behalf of an individual (typically an employee) which is not excluded from his or her gross income (generally, the individual's own nondeductible contribution) constitutes his or her "investment in the contract." If a distribution is made in the form of annuity payments, the investment in the contract (adjusted for certain refund provisions) divided by the Annuitant's life expectancy (or other period for which annuity payments are expected to be made) constitutes a tax-free return of capital each year. The entire distribution will be fully taxable once the Annuitant (or other appropriate payee) is deemed to have recovered the dollar amount of the investment in the Contract. The dollar amount of annuity payments received in any year in excess of such return is taxable as ordinary income. For Contracts issued in connection with qualified plans, the investment in the Contract can be zero.

      If a surrender of or partial withdrawal from a Contract held in connection with a Section 401(a) plan is effected and a distribution is made in a single payment, the proceeds may qualify for special "lump-sum distribution" treatment. Otherwise, the amount by which the payment exceeds the "investment in the contract" (adjusted for any prior partial withdrawal) will generally be taxed as ordinary income in the year of receipt, unless it is validly "rolled over" into an IRA or another qualified plan.

      A penalty tax of 10% will be imposed on the taxable portion of surrenders or partial withdrawals from all qualified Contracts, except under circumstances similar to those relating to non-qualified Contracts (see above). Other adverse tax consequences may result if distributions do not conform to specified commencement and minimum distribution rules, or if aggregate distributions exceed a specified annual amount, and in other circumstances.

      The taxation of benefits payable upon an employee's death to his or her Beneficiary generally follows these same principles, subject to a variety of special rules. In particular, tax on death benefits to be paid as a lump sum may be deferred if, within 60 days after the lump sum becomes payable, the Beneficiary instead elects to receive annuity payments.

      Distributions from qualified plans are generally subject to the same withholding rules as distributions from non-qualified Contracts. Certain distributions from qualified plans are subject to mandatory federal income tax withholding.

      Restrictions under Qualified Contracts: Other restrictions with respect to the election, commencement, or distribution of benefits may apply under Qualified Contracts or under the terms of the plans in respect of which Qualified Contracts are issued.

Other Considerations

      Presently, GIAC makes no charge to the Separate Account for any Federal, state or local taxes (other than state premium taxes) that it incurs which may be attributable to the Separate Account or to the Contracts. GIAC, however, reserves the right to make a charge for any such taxes or other economic burden which may result from the application of the tax laws and that GIAC determines to be attributable to the Separate Account or to the Contracts. If any tax charges are made in the future, they will be accumulated daily and transferred from the Separate Account to GIAC's general account.

      Because of the complexity of the Federal tax law, and the fact that tax results will vary according to the factual status of the entity or individual involved, tax advice may be needed by anyone contemplating the purchase of a Contract or the exercise of the various elections under the Contract. It should be understood that this Prospectus' discussion of the Federal income tax consequences of owning a Contract is not an exhaustive discussion of all tax questions that might arise under the Contracts and that special rules exist in the Code with respect to situations not discussed here. No representation is made regarding the likelihood of the continuation of current Federal tax laws or interpretations thereof by the Internal Revenue Service. No attempt has been made to consider any applicable state, local or other tax laws, except with respect to the imposition of any premium taxes.

      GIAC does not make any guarantee regarding the tax status of any Contract and the above tax discussion is not intended as tax advice.

                                  VOTING RIGHTS

      To the extent required by applicable law, GIAC will vote the Fund shares that it owns through the Separate Account according to instructions received from Contractowners having an interest in such Fund's shares. GIAC will vote shares for which no instructions are received in the same proportion as it votes shares for which it has received instructions. GIAC will vote any Fund shares that it is entitled to vote directly due to amounts it has contributed or accumulated in the applicable Investment Division for proposals presented by Fund Management. If the applicable law or interpretations thereof change so as to permit GIAC to vote a Fund's shares in GIAC's own right or to restrict Contractowner voting, GIAC reserves the right to do so.


      GIAC will seek voting instructions from Contractowners for the number of shares attributable to their Contracts. Contractowners are entitled to provide instructions if, on the applicable record date, they have allocated values to the Investment Division which corresponds to the Fund for which a shareholder meeting is called.

      The Contractowner will have the voting interest for the Accumulation Value under the Contract. The number of shares held in an Investment Division for which a Contractowner will be entitled to provide voting instructions is determined by dividing the Contractowner's Accumulation Value in that Investment Division by the net asset value per share of the applicable Fund.

      Each Annuitant will be entitled to the voting interest attributable to the amounts held under his or her Certificate. The number of shares held in an Investment Division which are attributable to each Annuitant is determined by dividing the amounts held under a Certificate on behalf of such Annuitant by the net asset value per share of the applicable Fund. The voting interest attributable to each Annuitant will generally decrease with the gradual reduction of the amounts held under the Certificate during the Annuity Payout Period.


      There are no voting rights with respect to the Fixed-Rate Option.


                          DISTRIBUTION OF THE CONTRACT

      The Contract is sold by insurance agents who are licensed by GIAC and who are either registered representatives of GISC or of broker-dealer firms which have entered into sales agreements with GISC and GIAC. GISC and such other broker-dealers are members of the National Association of Securities Dealers, Inc. In connection with the sale of the Contract, GIAC will generally pay sales commissions to these individuals or entities which may vary but, in the aggregate, are not anticipated to exceed an amount equal to 5.25% of each Contract premium payment. Where permitted by state law, GIACreserves the right to pay additional sales or service compensation while a contract is in force based on the value of the contract. Additional amounts may also be paid in connection with special promotional incentives. The principal underwriter of the Contract is GISC, located at 201 Park Avenue South, New York, New York 10003.

                          RIGHT TO CANCEL THE CONTRACT

      Where required by state law or regulation, the Contract will contain a provision which permits cancellation by returning the Contract to GIAC, or to the registered representative through whom it was purchased, within 10 days of delivery of the Contract. Longer periods may apply in some states. The Contractowner will then receive from GIAC, as and when required by state law or regulation, either: (1) the total amount paid for the Contract; or (2) an amount equal to the sum of (i) the difference between the premiums paid (including any Contract fees or other charges) and the amounts allocated to any Investment Divisions and the Fixed-Rate Option under the Contract, and (ii) the Surrender Value of the Contract.


                                LEGAL PROCEEDINGS

      There are no material legal proceedings pending to which the Separate Account or GIAC is a party.

                             ADDITIONAL INFORMATION

      The Statement of Additional Information contains more details about the Contract described by this Prospectus and is available in accordance with the directions on page one of this Prospectus. The contents of that document are detailed below.

                       Statement of Additional Information
                                Table of Contents

                                                                          Page
                                                                          ----
         Services to the Separate Account.............................    B-2
         Annuity Payments.............................................    B-2
         Performance Data.............................................    B-3
         Valuation of Assets of the Separate Account..................    B-5
         Transferability Restrictions.................................    B-5
         Experts......................................................    B-6
         Financial Statements.........................................    B-6

                            THE GUARDIAN INVESTOR(R)
              GROUP UNALLOCATED DEFERRED VARIABLE ANNUITY CONTRACT

                                 Issued Through
                         THE GUARDIAN SEPARATE ACCOUNT D
                                       OF
                 THE GUARDIAN INSURANCE & ANNUITY COMPANY, INC.

                                 --------------


              Statement of Additional Information dated May 1, 1997


                                 --------------


      This Statement of Additional Information is not a prospectus but should be read in conjunction with the current Prospectus for The Group Unallocated Deferred Variable Annuity Contract (marketed under the name "The Guardian Investor" Group Program) dated May 1, 1997.


      A free Prospectus is available upon request by writing or calling:

                 The Guardian Insurance & Annuity Company, Inc.
                             Customer Service Office
                                 P.O. Box 26210
                        Lehigh Valley, Pennsylvania 18002
                                 1-800-221-3253

      Read the Prospectus before you invest. Terms used in this Statement of Additional Information shall have the same meaning as in the Prospectus.

                                TABLE OF CONTENTS

                                                                         Page
                                                                         ----
      Services to the Separate Account.................................. B-2
      Annuity Payments.................................................. B-2
      Performance Data...................................................B-3
      Valuation of Assets of the Separate Account....................... B-5
      Transferability Restrictions...................................... B-5
      Experts........................................................... B-6
      Financial Statements.............................................. B-6

                        SERVICES TO THE SEPARATE ACCOUNT

      The Guardian Insurance & Annuity Company, Inc. ("GIAC") maintains the books and records of The Guardian Separate Account D (the "Separate Account"). GIAC, a wholly owned subsidiary of The Guardian Life Insurance Company of America, acts as custodian of the assets of the Separate Account. GIAC bears all expenses incurred in the operations of the Separate Account, except the mortality and expense risk charge and the administrative charge (as described in the Prospectus), which are borne by the Contractowner.

      The firm of Price Waterhouse LLP, 1177 Avenue of the Americas, New York, New York 10036 currently serves as independent accountants for GIAC and the Separate Account.


      Guardian Investor Services Corporation ("GISC"), a wholly owned subsidiary of GIAC, serves as principal underwriter for the Separate Account pursuant to a distribution and service agreement between GIAC and GISC. The Contract is offered continuously and is sold by GIAC insurance agents who are registered representatives of either GISC or of other broker-dealers which have selling agreements with GISC and GIAC. In the years 1996, 1995 and 1994, GISC received underwriting commissions from GIAC with respect to the sales of variable annuity contracts through the Separate Account in the amount of $1,851,468, $1,409,708 and $1,709,799, respectively.


                                ANNUITY PAYMENTS

      The objective of the Contract is to provide benefit payments which will increase at a rate sufficient to maintain purchasing power at a constant level. For this to occur, the actual net investment rate must exceed the assumed investment rate of 4% by an amount equal to the rate of inflation. Of course, no assurance can be made that this objective will be met. If the assumed interest rate were to be increased, benefit payments would start at a higher level but would increase more slowly or decrease more rapidly. Likewise, a lower assumed interest rate would provide a lower initial payment with greater increases or lesser decreases in subsequent Annuity Payments.

      Value of an Annuity Unit: The value of an Annuity Unit is determined independently for each of the Variable Investment Options. For any Valuation Period, the value of an Annuity Unit is equal to the value for the immediately preceding Valuation Period multiplied by the annuity change factor for the current Valuation Period. The Annuity Unit value for a Valuation Period is the value determined as of the end of such period. The annuity change factor is equal to the net investment factor for the same Valuation Period adjusted to neutralize the assumed investment return used in determining the Annuity Payments. The net investment factor is reduced by the amount of the mortality and expense risk charge on an annual basis during the life of the Contract. The dollar amount of any monthly payment due to an Annuitant after the first monthly payment under a Variable Investment Option will be determined by multiplying the number of Annuity Units attributable to such Annuitant by the value of an Annuity Unit for the Valuation Period ending ten (10) days prior to the Valuation Period in which the monthly payment is due.

      Determination of the First Monthly Annuity Payment: At the time Annuity Payments begin, the amount indicated by the Contractowner to purchase an Annuity for a Plan Participant is determined by multiplying the appropriate Variable or Fixed Accumulation Unit Value on the Valuation Period ten (10) days before the date the first variable or fixed Annuity Payment is due by the number of Accumulation Units cancelled pursuant to the order specified in the Prospectus as of the date the first Annuity Payment is due, less any applicable premium taxes not previously deducted.

      The Contract contains tables reflecting the dollar amount of the first monthly payment which can be purchased with each $1,000 of value accumulated under the Contract. The amounts depend on the variable or fixed Annuity Payout Option selected, the mortality table used under the Contract (the 1983 Individual Mortality Table a projected using Scale G) and the nearest age of the Annuitant. The first Annuity Payment is determined by multiplying the benefit per $1,000 of value shown in the Contract tables by the number of thousands of dollars of value accumulated under the Contract for the Annuitant.

      Determination of the Second and Subsequent Monthly Variable Annuity
Payments: The amount of the second and subsequent variable Annuity Payments is determined by multiplying the number of Annuity Units attributable to an Annuitant by the appropriate Annuity Unit Value as of the valuation period ten
(10) days prior to the day such payment is due. The number of Annuity Units attributable to a particular Annuitant is determined by dividing the first monthly variable Annuity Payment to that Annuitant by the value of the appropriate Annuity Unit on the date of such payment. This number of Annuity Units remains fixed during the variable Annuity Payment period, provided no transfers among the Variable Investment Options are made. If a transfer among the Variable Investment Options is made, the number of Annuity Units will be adjusted accordingly.

      The assumed investment return of 4% under the Contract is the measuring point for subsequent variable Annuity Payments. If the actual net investment rate (on an annual basis) remains constant at 4%, the variable Annuity Payments will remain constant. If the actual net investment rate exceeds 4%, the variable Annuity Payment will increase at a rate equal to the amount of such excess. Conversely, if the actual rate is less than 4%, variable Annuity Payments will decrease.

      The second and subsequent monthly payments made under a Fixed Annuity Payout Option will be equal to the amount of the first monthly fixed Annuity Payment (described above).

                                PERFORMANCE DATA


      The tables below provide performance results for each of the Separate Account's Investment Divisions through December 31, 1996. The results shown in this section are not an estimate or guarantee of future investment performance, and do not represent the actual experience of amounts invested by a particular Contractowner. Moreover, the performance information for each Investment Division reflects the investment experience of its underlying Funds for periods prior to the commencement of operations of the Separate Account (January 16, 1990) if the Funds existed prior to such date. Such results were calculated by applying all Contract and Separate Account level charges to the historical Fund performance results for such prior periods. During such prior periods, the Funds were utilized as the underlying Funds for other separate accounts of GIAC which were established in connection with the issuance of other variable contracts.


Average Annual Total Return Calculations

      The first section of the following table was calculated using the standardized method prescribed by the Securities and Exchange Commission. It illustrates each Investment Division's average annual total return over the periods shown. The average annual total return for an Investment Division for a specified period is determined by reference to a hypothetical $1,000 investment that includes capital appreciation and depreciation for the stated period, according to the following formula:

                                P(1 + T)^n = ERV

      Where:    P   =   A hypothetical purchase of $1,000 from which no sales
                        load is deducted.
                T   =   average annual total return.
                n   =   number of years.
              ERV   =   ending redeemable value of the hypothetical $1,000
                        purchase at the end of the period.

      Each calculation assumes that all dividends and distributions are reinvested at net asset value on the reinvestment dates during the period, that no transfers or additional purchase payments were made and the surrender of the Contract at the end of each period. The Investment Division's average annual total return is the annual rate that would be necessary to achieve the ending value of an investment kept in the Investment Division for the period specified. The rate of return reflects all charges assessed against a Contract and at the Separate Account level except for any premium taxes that may be payable. The charges reflected include any applicable contingent deferred sales charge; the mortality and expense risk charge; and a pro-rated portion of the contract administration fee. See the Prospectus for a detailed description of such charges.

      The second section of the table was calculated in the same manner as the first except that no contingent deferred sales charge was deducted since it is assumed that the Contract continues through the end of each period.

                                        Average Annual Total Return for a       Average Annual Total Return on
                                        Contract Surrendered on 12/31/96      12/31/96 Assuming Contract Continues
                                     (Hypothetical $1,000 Purchase Payment)  (Hypothetical $1,000 Purchase Payment)
                                     --------------------------------------  --------------------------------------
                                        Length of Investment Period             Length of Investment Period
                                     --------------------------------------  --------------------------------------
                                                              Ten Years (or                           Ten Years (or
                           Date of                              Since Fund                              Since Fund
 Investment Division        Fund                                Inception,                              Inception,
  Corresponding To        Inception    One Year    Five Years    If Less)      One Year   Five Years     If Less)
--------------------      ---------    --------    ---------- -------------    --------   ----------  -------------
The Guardian Cash
  Fund..................      1/7/82     -2.25%       1.72%        4.40%         3.75%        2.82%        4.40%
The Guardian Bond
  Fund..................      5/1/83     -4.34%       4.44%        6.76%         1.66%        5.43%        6.76%
The Guardian Stock
  Fund..................     4/13/83     19.40%      17.41%       14.64%        25.40%       18.03%       14.64%
Baillie Gifford Interna-
  tional Fund...........      2/8/91      8.05%       7.43%        7.61%        14.05%        8.31%        8.31%
Baillie Gifford Emerg-
  ing Markets Fund......    10/17/94     17.12%        N/A         0.10%        23.12%         N/A         2.78%
Value Line Centurion
  Fund ("VLCF").........    11/15/83      9.95%      11.10%       13.82%        15.95%       11.88%       13.82%
Value Line Strategic
  Asset Management
  Trust ("VLSAM").......     10/1/87      8.50%      10.65%       12.90%        14.50%       11.44%       12.90%
Gabelli Capital Asset
  Fund..................      5/1/95      3.71%        N/A         7.01%         9.71%         N/A        10.42%
--------------------------------------------------------------------------------------------------------------------


Change in Accumulation Unit Value

      The following performance information illustrates the cumulative change and the actual annual change in Accumulation Unit values for the periods specified for each Investment Division and is computed differently than the standardized average annual total return information.

      An Investment Division's cumulative change in Accumulation Unit values is the rate at which the value of an Accumulation Unit changes over the time period illustrated. The actual annual change in Accumulation Unit values is the rate at which the value of an Accumulation Unit changes over each 12-month period illustrated. The rates of change in Accumulation Unit values quoted in the table reflect a deduction for the Contract's mortality and expense risk charge. They do not reflect deductions for any contingent deferred sales charge, contract administration fee or premium taxes. The rates of change would be lower if these charges were included.


                                                  Cumulative Change in Accumulation
                                                     Unit Value for Period Ended
                                                          December 31, 1996
                                              ------------------------------------------
                                                                         Ten Years (or
                                                                          Since Fund
           Investment Division                                            Inception,      Date of Fund
            Corresponding To                  One Year    Five Years       If Less)         Inception
-------------------------------------------------------------------------------------------------------
The Guardian Cash Fund......................     3.78%      15.02%         54.09%              1/7/82
The Guardian Bond Fund......................     1.68%      30.41%         92.76%              5/1/83
The Guardian Stock Fund.....................    25.43%     129.33%        292.90%             4/13/83
Gabelli Capital Asset Fund..................     9.73%        N/A          17.99%              5/1/95
Baillie Gifford International Fund..........    14.08%      49.22%         60.27%              2/8/91
Baillie Gifford Emerging Markets Fund.......    23.14%        N/A           6.26%            10/17/94
Value Line Centurion Fund...................    15.98%      75.47%        265.58%            11/15/83
Value Line Strategic Asset Management Trust.    14.53%      72.07%        207.65%             10/1/87


                                         Change in Accumulation Unit Value for 12-Month Period ended December 31,
                           ---------------------------------------------------------------------------------------------------------
   Investment Division
    Corresponding To        1985     1986    1987     1988    1989      1990     1991      1992     1993     1994     1995     1996
----------------------     ------   ------  ------   ------  ------    ------   ------    ------   ------   ------   ------   ------
The Guardian Cash Fund ...   6.66%   5.17%   5.13%    6.09%    7.79%    6.75%    4.38%     2.03%    1.46%    2.63%    4.32%    3.78%
The Guardian Bond Fund ...  20.96%  13.52%  -0.83%    8.44%   12.57%    6.31%   14.86%     6.46%    8.59%   -4.56%   16.24%    1.68%
The Guardian Stock Fund ..  30.50%  15.76%   0.69%   18.98%   22.02%  -12.80%   34.40%    18.69%   18.58%   -2.41%   33.11%   25.43%
Baillie Gifford Interna-
  tional Fund.............    N/A     N/A     N/A      N/A      N/A      N/A     7.40%*   -9.95%   32.50%   -0.28%    9.95%   14.08%
Baillie Gifford Emerging
  Markets Fund............    N/A     N/A     N/A      N/A      N/A      N/A      N/A       N/A      N/A   -12.17%*  -1.74%   23.14%
Value Line Centurion Fund
  ("VLCF")................  30.42%  15.52%  -3.97%    6.35%   29.99%    4.33%   50.44%     4.71%    7.95%   -3.34%   38.47%   15.98%
Value Line Strategic Asset
  Management Trust
  ("VLSAM")...............    N/A     N/A   -5.41%*   8.92%   24.11%   -1.32%   41.69%    13.73%   10.57%   -5.97%   27.06%   14.53%
Gabelli Capital Asset Fund    N/A     N/A     N/A      N/A      N/A      N/A      N/A       N/A      N/A      N/A     7.53%*   9.73%

* From date of Fund inception through December 31.

Calculation of Yield Quotations for the Cash Fund Investment Division


      The yield of the Investment Division of the Separate Account investing in the Cash Fund represents the net change, exclusive of gains and losses realized by the Investment Division or the Cash Fund and unrealized appreciation and depreciation with respect to the Cash Fund's portfolio of securities, in the value of a hypothetical pre-existing Contract that is credited with one Accumulation Unit at the beginning of the period for which yield is determined (the "base period"). The base period generally will be a seven-day period. The current yield for a base period is calculated by dividing (1) the net change in the value of the Contract for the base period (see "Accumulation Period" in the Prospectus) by (2) the value of the Contract at the beginning of the base period and multiplying by 365/7. Deductions from purchase payments (for example, any applicable premium taxes) and any applicable contingent deferred sales charge assessed at the time of withdrawal or annuitization are not reflected in the computation of current yield of the Investment Division. The determination of net change in Contract value reflects all deductions that are charged to a Contractowner, in proportion to the length of the base period and the Investment Division's average Contract size. The current annualized yield of the Cash Fund Investment Division for the 7-day period ended December 31, 1996 was 4.94%.

      Yield also may be calculated on an effective or compound basis, which assumes continual reinvestment by the Investment Division throughout an entire year of net income earned by the Investment Division at the same rate as net income is earned in the base period. The effective or compound yield for a base period is calculated by (1) dividing (i) the net change in the value of the Contract for the base period by (ii) the value of the Contract as of the beginning of the base period, (2) adding 1 to the result, (3) raising the sum to a power equal to 365 divided by the number of days in the base period, and (4) subtracting 1 from the result. The effective annualized yield of the Cash Fund Investment Division for the 7-day period ended December 31, 1996 was 5.06%.


      The current and effective yields of the Cash Fund Investment Division will vary depending on prevailing interest rates, the operating expenses and the quality, maturity and type of instruments held in the Cash Fund's portfolio. Consequently, no yield quotation should be considered as representative of what the yield of the Investment Division may be for any specified period in the future. The yield is subject to fluctuation and is not guaranteed.

Performance Comparisons

      Advertisements and sales literature for the Separate Account's Investment Divisions and their underlying Funds may compare their performance to other investment vehicles and the separate accounts of other insurance companies as reflected in performance data furnished by sources such as Lipper Analytical Services, Inc., Morningstar, and Variable Annuity Research & Data Service, all of which are independent services which monitor and rank the performance of variable annuity issuers in each of the major categories of investment objectives on an industry-wide basis. The performance analyses prepared by such services rank issuers on the basis of total return, assuming reinvestment of distributions, but may not take sales charges, redemption fees, or certain expense deductions at the separate account level into consideration.

                   VALUATION OF ASSETS OF THE SEPARATE ACCOUNT

      The value of Fund shares held in each Investment Division at the time of each valuation is the redemption value of such shares at such time. If the right to redeem shares of a Fund has been suspended, or payment of redemption value has been postponed for the sole purpose of computing Annuity Payments, the shares held in the Separate Account (and corresponding Annuity Units) may be valued at fair value as determined in good faith by GIAC's Board of Directors.

                          TRANSFERABILITY RESTRICTIONS

      Where a Contract is owned in conjunction with a retirement plan qualified under the Internal Revenue Code of 1986, as amended ("Code") or a tax-sheltered annuity program, and notwithstanding any other provisions of the Contract, the Contractowner may not change the ownership of the Contract nor may the Contract be sold, assigned or pledged as collateral for a loan or as security for the performance of an obligation or for any other purpose to any person other than GIAC unless the Contractowner is the trustee of an employee trust qualified under the Code, the custodian of a custodial account treated as such, or the employer under a qualified nontrusteed pension plan.

                                     EXPERTS


      The financial statements of the Separate Account incorporated by reference in this Statement of Additional Information and in the Registration Statement by reference to the Annual Report to Contractowners for the year ended December 31, 1996 have been so incorporated in reliance on the report of Price Waterhouse LLP, independent accountants. The statutory basis balance sheets of GIAC as of December 31, 1996 and 1995 and the related statutory basis statements of operations, of changes in common stock and surplus and of cash flows for each of the three years in the period ended December 31, 1996 appearing in this Statement of Additional Information have been so included in reliance on the report of Price Waterhouse LLP, independent accountants. Such statutory basis financial statements have been included herein or incorporated herein by reference in reliance upon such reports given upon the authority of such firms as experts in accounting and auditing.


                              FINANCIAL STATEMENTS


      The statutory basis financial statements of GIAC which are set forth herein beginning on page B-7 should be considered only as bearing upon the ability of GIAC to meet its obligations under the Contracts.



      The financial statements of the Separate Account are incorporated herein by reference to the Separate Account's 1996 Annual Report to Contractowners. Such financial statements, the notes thereto and the reports of the independent accountants and auditors thereon are incorporated by reference into this Statement of Additional Information or are included elsewhere in this Registration Statement. A free copy of the 1996 Annual Report to Contractowners accompanies this Statement of Additional Information.

                 THE GUARDIAN INSURANCE & ANNUITY COMPANY, INC.
                                 BALANCE SHEETS


===============================================================================================================
                                                                                        December 31,
                                                                           -----------------------------------
                                                                                 1996                 1995
                                                                                 ----                 ----
ADMITTED ASSETS
Investments:
   Fixed maturities, principally at amortized cost
     (market: 1996 - $491,271,164; 1995 - $415,119,363)................       $490,445,948      $  405,213,799
   Affiliated money market fund, at market, which approximates cost....          2,755,672           2,633,939
   Investment in subsidiary............................................          7,746,643           7,604,442
   Policy loans - variable life insurance..............................         68,143,068          63,842,200
   Cash and short-term investments.....................................         17,825,039          17,983,654
   Investment in joint venture.........................................            285,874              44,418
   Accrued investment income receivable................................         10,553,405           9,771,251
   Due from parent and affiliates......................................          6,507,913           2,982,854
   Other assets........................................................         12,173,268           9,932,726
   Receivable from separate accounts...................................         11,606,587           3,543,010
   Variable annuity and EISP/CIP separate account assets...............      5,248,159,777       4,174,493,377
   Variable life separate account assets...............................        342,921,803         311,173,536
                                                                            --------------      --------------
     TOTAL ADMITTED ASSETS............................................      $6,219,124,997      $5,009,219,206
                                                                            ==============      ==============

LIABILITIES
Policy liabilities and accruals:
     Fixed deferred reserves...........................................      $ 329,681,355      $  300,059,252
     Fixed immediate reserves..........................................          5,874,894           4,966,569
     Life reserves.....................................................         65,462,693          22,502,664
     Minimum death benefit guarantees..................................          1,257,777           1,171,951
     Policy loan collateral fund reserve...............................         65,762,820          61,798,105
Accrued expenses, taxes & commissions..................................          2,712,360           1,250,797
Due to parent and affiliates...........................................         15,304,638          16,072,198
Federal income taxes payable...........................................          4,743,447             636,681
Other liabilities......................................................         30,079,434          13,295,087
Asset valuation reserve................................................         15,121,269           9,341,353
Variable annuity and EISP/CIP separate account liabilities.............      5,193,574,218       4,129,376,222
Variable life separate account liabilities.............................        335,769,184         306,870,400
                                                                            --------------      --------------
     TOTAL LIABILITIES.................................................      6,065,344,089       4,867,341,279

COMMON STOCK AND SURPLUS
Common Stock, $100 par value, 20,000 shares authorized, issued and
   outstanding.........................................................          2,000,000           2,000,000
Additional paid-in surplus.............................................        137,398,292         137,398,292
Assigned and unassigned surplus........................................         14,382,616           2,479,635
                                                                            --------------      --------------
                                                                               153,780,908         141,877,927
                                                                            --------------      --------------
     TOTAL LIABILITIES, COMMON STOCK AND SURPLUS......................      $6,219,124,997      $5,009,219,206
                                                                            ==============      ==============

                       See notes to financial statements.

                 THE GUARDIAN INSURANCE & ANNUITY COMPANY, INC.
                            STATEMENTS OF OPERATIONS


========================================================================================================
                                                                       Year Ended December 31,
--------------------------------------------------------------------------------------------------------
                                                                1996            1995            1994
                                                                ----            ----            ----
REVENUES:
   Premiums and annuity considerations:
     Variable annuity considerations ....................   $731,792,764    $537,841,762    $533,763,975
     Life insurance premiums and fixed
       annuity considerations ...........................     44,874,269      73,938,212      71,289,987
   Net investment income ................................     42,366,902      36,293,598      27,909,606
   Amortization of IMR ..................................        333,219         257,380         542,157
   Net gain from operations from separate accounts ......      8,860,462              --              --
   Service fees .........................................     58,774,486      46,560,286      35,858,692
   Variable life - cost of insurance ....................      4,844,028       4,232,564       3,828,702
   Reserve adjustments on reinsurance ceded .............     30,636,445     (32,192,749)     84,062,188
   Commissions and expense allowances ...................     14,508,840      10,057,974      19,542,388
   Other income .........................................      2,535,356       1,127,526         819,726
                                                           --------------   -------------   -------------
                                                             939,526,771     678,116,553     777,617,421
                                                           --------------   -------------   -------------
BENEFITS AND EXPENSES:
   Benefits:
     Death benefits .....................................      6,785,456       4,774,584       3,740,612
     Annuity benefits ...................................    426,072,773     276,568,762     173,188,734
     Surrender benefits .................................     17,459,706      17,660,413       9,882,392
     Increase in reserves ...............................     82,891,516      65,349,399      80,386,221
   Net transfers to (from) separate accounts:
     Variable annuity and EISP/CIP ......................    323,093,897     252,772,988     448,425,833
     Variable life ......................................    (10,417,095)    (17,796,371)     (8,822,426)
   Commissions ..........................................     39,233,431      34,364,742      45,602,891
   General insurance expenses ...........................     42,523,892      25,888,456      15,083,859
   Taxes, licenses and fees .............................      3,723,858       2,477,492       2,731,840
   Reinsurance terminations .............................    (15,470,015)     11,002,701       3,517,681
                                                           --------------   -------------   -------------
                                                             915,897,419     673,063,166     773,737,637
                                                           --------------   -------------   -------------
        INCOME BEFORE INCOME
          TAXES AND REALIZED GAINS
          FROM INVESTMENTS ..............................     23,629,352       5,053,387       3,879,784
   Federal income taxes .................................      3,941,460         439,667         601,468
                                                           --------------   -------------   -------------
        INCOME BEFORE REALIZED
          GAINS FROM INVESTMENTS ........................     19,687,892       4,613,720       3,278,316
   Realized gains from investments, net of federal income
     taxes, net of transfer to IMR ......................          7,540         342,455          (2,232)
                                                           --------------   -------------   -------------
        NET INCOME ......................................  $  19,695,432    $  4,956,175    $  3,276,084
                                                           =============    ============    ============


                       See notes to financial statements.

                 THE GUARDIAN INSURANCE & ANNUITY COMPANY, INC.
                STATEMENTS OF CHANGES IN COMMON STOCK AND SURPLUS


==============================================================================================================
                                                                                  Assigned and
                                                                    Additional      Unassigned       Total
                                                       Common         Paid-in        Surplus      Common Stock
                                                        Stock         Surplus       (Deficit)      and Surplus
                                                        -----         -------       ---------      -----------
Balances at December 31, 1993 ....................   $2,000,000    $137,398,292      ($983,630)  $138,414,662
                                                     ----------    ------------    -----------   ------------
Net income from operations .......................                                   3,276,084      3,276,084
Decrease in unrealized appreciation of
   Company's investment in separate accounts,
   net of applicable taxes .......................                                    (527,471)      (527,471)
Decrease in unrealized appreciation of
   Company's investment in joint venture .........                                    (255,163)      (255,163)
Increase in unrealized appreciation of
   Company's investment in subsidiary ............                                      24,034         24,034
Decrease in non-admitted assets ..................                                       5,818          5,818
Disallowed interest maintenance reserve ..........                                  (1,124,268)    (1,124,268)
Net increase in asset valuation reserve ..........                                  (2,233,163)    (2,233,163)
                                                     ----------    ------------    -----------   ------------
Balances at December 31, 1994 ....................    2,000,000     137,398,292     (1,817,759)   137,580,533
                                                     ----------    ------------    -----------   ------------
Net income from operations .......................                                   4,956,175      4,956,175
Increase in unrealized appreciation of
   Company's investment in separate accounts,
   net of applicable taxes .......................                                   3,024,930      3,024,930
Decrease in unrealized appreciation of
   Company's investment in joint venture .........                                      (6,803)        (6,803)
Increase in unrealized appreciation of
   Company's investment in subsidiary ............                                     298,534        298,534
Increase in non-admitted assets ..................                                      (7,078)        (7,078)
Disallowed interest maintenance reserve ..........                                     143,080        143,080
Net increase in asset valuation reserve ..........                                  (4,111,444)    (4,111,444)
                                                     ----------    ------------    -----------   ------------
Balances at December 31, 1995 ....................    2,000,000     137,398,292      2,479,635    141,877,927
                                                     ----------    ------------    -----------   ------------
Net income from operations .......................                                  19,695,433     19,695,433
Tax on prior years separate account
   seed investment unrealized gains ..............                                    (104,732)      (104,732)
Increase in unrealized appreciation of
   Company's investment in joint venture .........                                     241,456        241,456
Increase in unrealized appreciation of
   Company's investment in subsidiary ............                                     142,201        142,201
Decrease in unrealized appreciation of
   Company's investment in other assets ..........                                      (9,384)        (9,384)
Increase in non-admitted assets ..................                                     (80,815)       (80,815)
Disallowed interest maintenance reserve ..........                                    (128,107)      (128,107)
Surplus changes resulting from reinsurance .......                                  (2,073,155)    (2,073,155)
Net increase in asset valuation reserve ..........                                  (5,779,916)    (5,779,916)
                                                     ----------    ------------    -----------   ------------
Balances at December 31, 1996 ....................   $2,000,000    $137,398,292    $14,382,616   $153,780,908
                                                     ==========    ============    ===========   ============

                       See notes to financial statements.

                 THE GUARDIAN INSURANCE & ANNUITY COMPANY, INC.
                             STATEMENTS OF CASH FLOW


========================================================================================================
                                                                        Year Ended December 31,
                                                           ---------------------------------------------
                                                               1996            1995            1994
                                                               ----            ----            ----
Cash flows from insurance activities:
   Premiums, annuity considerations and deposit funds ..   $780,710,735    $611,169,979    $600,336,507
   Investment income ...................................     42,413,736      36,912,131      26,762,114
   Commissions and expense allowances on
     reinsurance ceded .................................     37,315,301     (22,118,484)    104,767,754
   Other income ........................................     47,357,962      44,220,753      33,914,971
   Life claims .........................................     (6,900,438)     (4,420,866)     (3,397,937)
   Surrender benefits ..................................     (2,774,865)    (17,660,413)     (9,882,392)
   Annuity benefits ....................................   (424,511,908)   (276,163,436)   (173,227,230)
   Commissions, other expenses
     and taxes (excluding FIT) .........................    (78,968,214)    (57,714,112)    (63,448,237)
   Net transfers to separate accounts ..................   (307,856,562)   (231,230,812)   (435,548,833)
   Federal income taxes (excluding tax on capital gains)        682,025      (1,557,444)     (1,522,592)
   Increase in policy loans ............................     (4,300,868)     (4,522,280)     (6,527,387)
   Other operating expenses and sources ................      2,077,342      (8,945,084)      2,428,502
                                                            -----------     -----------      ----------

        NET CASH PROVIDED BY INSURANCE
          ACTIVITIES ...................................     85,244,246      67,969,932      74,655,240
                                                            -----------     -----------      ----------
Cash flows from investing activities:
   Proceeds from dispositions of investment securities .    224,692,954      63,122,215     149,529,893
   Purchases of investment securities ..................   (309,590,319)   (118,543,796)   (230,182,416)
   Net proceeds from short-term investments ............              0               0               0
   Federal income tax on capital gains .................       (505,496)        992,810      (1,233,244)
                                                            -----------     -----------      ----------
        NET CASH USED IN INVESTING ACTIVITIES ..........    (85,402,861)    (54,428,771)    (81,885,767)
                                                            -----------     -----------      ----------

     NET INCREASE (DECREASE) IN CASH ...................       (158,615)     13,541,161      (7,230,527)

     CASH AND SHORT-TERM INVESTMENTS,
       BEGINNING OF YEAR ...............................     17,983,654       4,442,493      11,673,020
                                                            -----------     -----------      ----------

     CASH AND SHORT-TERM INVESTMENTS,
       END OF YEAR .....................................    $17,825,039     $17,983,654      $4,442,493
                                                            ===========     ===========      ==========


                       See notes to financial statements.

                 THE GUARDIAN INSURANCE & ANNUITY COMPANY, INC.

                          NOTES TO FINANCIAL STATEMENTS

                                December 31, 1996

Note 1 -- Organization

     Organization: The Guardian Insurance & Annuity Company, Inc. (GIAC or the Company) is a wholly-owned subsidiary of The Guardian Life Insurance Company of America (The Guardian). The Company is licensed to conduct life and health insurance business in all fifty states and the District of Columbia. The Company's primary business is the sale of variable deferred annuity contracts and variable and term life insurance policies. For variable products other than 401(k) products, contracts are sold by insurance agents who are licensed by GIAC and are either Registered Representatives of Guardian Investor Services Corporation (GISC) or of broker-dealer firms which have entered into sales agreements with GIAC and GISC. The Company's general agency distribution system is used for the sale of other products and policies.

     Guardian Investor Services Corporation is a wholly-owned subsidiary of the Company. GISC is a registered broker-dealer under the Securities Exchange Act of 1934 and is a registered investment advisor under the Investment Advisor's Act of 1940. GISC is the distributor and underwriter for GIAC's variable products, and the investment advisor to certain mutual funds sponsored by GIAC which are investment options for the variable products.

     Insurance Separate Accounts: The Company has established twelve insurance separate accounts primarily to support the variable annuity and life insurance products it offers. The majority of the separate accounts are unit investment trusts registered under the Investment Company Act of 1940. Proceeds from the sale of variable products are invested through these separate accounts in certain mutual funds specified by the contractholders. In addition, certain variable annuity and variable life insurance contractholders may invest in The Guardian Real Estate Account. Participating interests in the real estate account are registered under the Securities Act of 1933. Of these separate accounts the Company maintains two separate accounts whose sole purpose is to fund certain employee benefit plans of The Guardian.

     The assets and liabilities of the separate accounts are clearly identified and distinct from the other assets and liabilities of the Company. The assets of the separate accounts will not be charged with any liabilities arising out of any other business of the Company. However, the obligations of the separate accounts, including the promise to make annuity and death benefit payments, remain obligations of the Company. Assets and liabilities of the separate accounts are stated primarily at the market value of the underlying investments and corresponding contractholders obligations.

Note 2 -- Summary of Significant Accounting Policies

     Basis of presentation of financial statements: The financial statements have been prepared on a comprehensive basis of accounting other than generally accepted accounting principles that is prescribed or permitted by the Insurance Department of the State of Delaware.

     Prior to 1996, these policies were considered generally accepted accounting principles ("GAAP") for mutual life insurance companies. However, in April, 1993, the Financial Accounting Standards Board issued Interpretation No. 40, "Applicability of Generally Accepted Accounting Principles to Mutual Life Insurance and Other Enterprises", which establishes a different definition of GAAP for mutual life insurance companies. Under this interpretation, financial statements of mutual life insurance companies for periods beginning after

                 THE GUARDIAN INSURANCE & ANNUITY COMPANY, INC.

                          NOTES TO FINANCIAL STATEMENTS

                         December 31, 1996 -- Continued

     December 15, 1995 which are prepared on the statutory basis of accounting are no longer characterized as being in conformity with GAAP. Financial statements prepared on a statutory basis vary from financial statements prepared on a GAAP basis because: (1) the costs relating to acquiring business, principally commissions and certain policy issue expenses, are charged to income in the year incurred, whereas on a GAAP basis they would be recorded as assets and amortized over the future periods to be benefited; (2) life insurance and annuity reserves are based on statutory mortality and interest requirements, without consideration of withdrawals, whereas on GAAP basis they are on anticipated Company experience for lapses, mortality and investment yield; (3) life insurance enterprises are required to establish a formula-based asset valuation reserve (AVR) by a direct charge to surplus to offset potential investment losses; under GAAP, provisions for investments are established as needed through a charge to income; (4) realized gains and losses resulting from changes in interest rates on fixed income investments are deferred in the interest maintenance reserve (IMR) and amortized into investment income over the remaining life of the investment sold; for GAAP, such gains and losses are recognized in income at the time of sale; (5) bonds are carried principally at amortized cost for statutory reporting and at market value for GAAP; (6) annuity and certain insurance premiums are recognized as premium income, whereas for GAAP they are recognized as deposits; (7) deferred federal income taxes are not provided for temporary differences between tax and book assets and liabilities as they are under GAAP; (8) certain reinsurance transactions are accounted for as reinsurance for statutory purposes and as financing transactions under GAAP, and assets and liabilities are reported net of reinsurance for statutory purposes and gross of reinsurance for GAAP.

     The following reconciles the statutory net income of the Company as reported to regulatory authorities to consolidated GAAP net income:

                                                            For the Year Ended
                                                           1996            1995
                                                           -----           -----
Statutory net income ................................   $19,695,432     $4,956,175
Adjustments to restate to the basis of GAAP:
  Statutory net income of subsidiaries ..............       142,201        298,534
  Capitalization of deferred policy acquisition costs    42,525,493     29,971,479
  Deferred premiums .................................     4,096,976             --
  Re-estimation of future policy benefits ...........    30,086,231        659,225
  Reinsurance .......................................   (36,696,036)    17,635,115
  Deferred federal income tax expense ...............   (13,074,280)   (15,221,064)
  Elimination of interest maintenance reserve .......      (333,219)      (257,381)
  Other, net ........................................    (6,094,192)      (759,141)
                                                       ------------   ------------
Consolidated GAAP net income ........................   $40,348,606    $37,282,942
                                                       ============   ============

                 THE GUARDIAN INSURANCE & ANNUITY COMPANY, INC.

                          NOTES TO FINANCIAL STATEMENTS

                         December 31, 1996 -- Continued

     The following reconciles the statutory capital and surplus of the Company as reported to the regulatory authorities to consolidated GAAP stockholder's equity:

                                                              December 31,
                                                   ----------------------------
                                                       1996             1995
                                                       -----            -----
Statutory capital and surplus ..................   $153,780,908    $141,877,927
Add (deduct) cumulative effect of adjustments:
  Deferred policy acquisition costs ............    221,475,216     185,237,251
  Elimination of asset valuation reserve .......     15,121,269       9,341,353
  Re-estimation of future policy benefits ......    (35,823,432)      5,870,371
  Establishment of deferred federal income tax .    (65,126,004)    (53,923,759)
  Other, net ...................................     33,178,992      (2,451,817)
                                                  -------------   -------------
Consolidated GAAP stockholder's equity .........   $322,606,949    $285,951,326
                                                  =============   =============

      The preparation of financial statements of insurance enterprises requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements. As a provider of life insurance and annuity products, GIAC's operating results in any given period depend on estimates of policy reserves required to provide for future policyholder benefits. The development of policy reserves for insurance and investment contracts requires management to make estimates and assumptions regarding mortality, morbidity, lapse, expense and investment experience. Such estimates are primarily based on historical experience and, in many cases, state insurance laws which require specific mortality, morbidity, and investment assumptions to be used by the Company. Actual results could differ from those estimates. Management monitors actual experience, and where circumstances warrant, revises its assumptions and the related reserve estimates.

     Valuation of investments: Investments in securities are recorded in accordance with valuation procedures established by the National Association of Insurance Commissioners (NAIC). Unrealized gains and losses on investments carried at market are recorded directly to unassigned surplus. Realized gains and losses on disposition of investments are determined by the specific identification method. Effective for 1996 financial statements, the NAIC requires and the Company has recorded the net gain from the operations of the separate accounts in the operations of the general account instead of surplus.

     Bonds: Bonds are valued principally at amortized cost. Mortgage backed bonds are carried at amortized cost using the interest method considering anticipated prepayments at the date of purchase. Significant changes in future anticipated cash flows from the original purchase assumptions are accounted for using the retrospective adjustment method with PSA standard prepayment rates.

     Investment in subsidiary: GIAC's investment in GISC is carried at equity in GIAC's underlying net assets. Undistributed earnings or losses are reflected as unrealized capital gains and losses directly in unassigned surplus. Dividends received from GISC are recorded as investment income and amounted to $9,500,000 in 1996, $6,700,000 in 1995 and $4,900,000 in 1994.

     Short-Term Investments: Short-term investments are stated at amortized cost and consist primarily of investments having maturities at the date of purchase of six months or less. Market values for such investments approximate carrying value.

                 THE GUARDIAN INSURANCE & ANNUITY COMPANY, INC.

                          NOTES TO FINANCIAL STATEMENTS

                         December 31, 1996 -- Continued

     Loans on Policies: Loans on policies are stated at unpaid principal balance. The carrying amount approximates fair value since loans on policies have no defined maturity date and reduce the amount payable at death or at surrender of the contract.

     Investment Reserves: In compliance with regulatory requirements, the Company maintains the Asset Valuation Reserve (AVR) and the Interest Maintenance Reserve (IMR). The AVR is intended to stabilize policyholders' surplus against market fluctuations in the value of equities and credit related declines in the value of bonds. Changes in the AVR are recorded directly to unassigned surplus. The IMR captures net after-tax realized capital gains which result from changes in the overall level on interest rates for fixed income investments and amortizes these net capital gains into income over the remaining stated life of the investments sold. The Company uses the group method of calculating the IMR, consistent with the prior year.

     Contract and Policy Reserves: Fixed deferred reserves represent the fund balance left to accumulate at interest under fixed annuity contracts that were offered directly by the Company, a fixed rate option that is offered to variable annuity contractowners and a single premium deferred annuity that is offered by the Company. The fixed annuity contracts are no longer offered by the Company.

     The estimated fair value of contractholder account balances within the fixed deferred reserves has been determined to be equivalent to carrying value as the current offering and renewal rates are set in response to current market conditions and are only guaranteed for one year.

     The interest rate credited on fixed annuity contracts included in fixed deferred reserves for 1996 and 1995 was 5.75% and 5.75%, respectively. The interest rates credited on the fixed rate option offered to certain variable annuity contractowners ranged from 5.25% to 5.50% during 1996. For the fixed rate option currently issued, the issue and renewal interest rates credited varies from month to month and ranged from 5.0% to 5.25% in 1996. For single premium deferred annuities the rates ranged from 5.0% to 5.75% in 1996. Fixed immediate reserves are a liability within the general account for those annuitants who have elected a fixed annuity payout option. The immediate contract reserve is computed using the 1971 IAM Table and a 4% discount rate.

     Minimum death benefit guarantees represent a reserve for term insurance to support guaranteed insurance amounts on variable life policies in the event of possible declines in separate account assets, assuming a 4% discount rate and mortality consistent with the 1958 or 1980 CSO Table applicable in the pricing of each policy.

     The loan collateral fund reserve is the cash value of loaned variable life policyowner account values. The reserve is credited with interest at 4% per annum for single premium variable life policyowners and 6.5% for annual pay variable life policyowners.

     Non-admitted Assets: Certain assets designated as "non-admitted assets" in accordance with rules and regulations of the Department of Insurance of the State of Delaware are charged directly to unassigned surplus. At December 31, 1996 and 1995 non-admitted assets consisted of agents' balances and miscellaneous receivables in the amounts of $123,785 and $84,575, respectively.

      Acquisition Costs: Commissions and other costs incurred in acquiring new business are charged to operations as incurred.

                 THE GUARDIAN INSURANCE & ANNUITY COMPANY, INC.

                          NOTES TO FINANCIAL STATEMENTS

                         December 31, 1996 -- Continued

      Premiums and Other Revenues: Premiums and annuity considerations are recognized for funds received on variable life insurance and annuity products. Corresponding transfers to/from separate accounts are included in the expenses.

      Revenue also include service fees from the separate accounts consisting of mortality and expense charges, annual administration fees, charges for the cost of term insurance related to variable life policies and penalties for early withdrawals. Services fees were not charged on separate account assets of $142.7 million and $117.7 million at December 31, 1996 and 1995, respectively, which represent investments in The Guardian's employee benefit plans.

      Federal Income Taxes: The provision for federal income taxes is based on income from operations currently taxable, as well as accrued market discount on bonds. Realized gains and losses are reported after adjustment for the applicable federal income taxes. The taxable portion of unrealized appreciation of the Company's separate account investments is also recorded.

      Other: Certain reclassifications have been made in the amounts presented for prior periods to conform those periods with the 1996 presentation.

Note 3 -- Federal Income Taxes

      The Company's federal income tax return is consolidated with its parent, The Guardian. The consolidated income tax liability is allocated among the members of the group according to a tax sharing agreement. In accordance with the tax sharing agreement between and among the parent and participating subsidiaries, each member of the group computes its tax provision and liability on a separate return basis, but may, where applicable, recognize benefits of net operating losses and capital losses utilized in the consolidated group. Estimated payments are made between the members of the group during the year.

     A reconciliation of federal income tax expense, based on the prevailing corporate income tax rate of 35% for 1996, 1995 and 1994 to the federal income tax expense reflected in the accompanying financial statements is as follows:


                                                              Year Ended December 31,
                                                      --------------------------------------
                                                         1996          1995         1994
                                                         ----          ----          ----
Income tax at prevailing corporate income tax rates
   applied to pretax statutory income .............   $8,270,274    $1,768,688    $1,357,924
Add (deduct) tax effect of:
   Adjustment for annuity and other reserves ......   (1,478,476)      337,668       141,295
   DAC Tax ........................................      867,731       666,260     1,575,953
   Dividend from subsidiary .......................   (3,325,000)   (2,345,000)   (1,715,000)
   Other-- net ....................................     (393,070)       12,051      (758,704)
                                                     -----------   -----------   -----------
Federal income taxes ..............................   $3,941,459      $439,667      $601,468
                                                     ===========   ===========   ===========


      The provision for federal income taxes includes deferred taxes in 1996, 1995 and 1994 of $353,051, $304,923 and $99,120, respectively, applicable to the difference between the tax basis and the financial statement basis of recording investment income relating to accrued market discount.

                 THE GUARDIAN INSURANCE & ANNUITY COMPANY, INC.

                          NOTES TO FINANCIAL STATEMENTS

                         December 31, 1996 -- Continued

Note 4 -- Investments

      The major categories of net investment income are summarized as follows:

                                                           Year Ended December 31,
                                                 -----------------------------------------
                                                     1996           1995          1994
                                                     ----           ----          ----
Fixed maturities ............................    $28,234,145    $25,795,915    $19,949,553
Affiliated money market funds ...............        121,733        130,729         84,083
Subsidiary ..................................      9,500,000      6,700,000      4,900,000
Policy loans ................................      3,089,490      2,847,532      2,547,670
Short-term investments ......................      1,259,730      1,181,215        622,391
Joint venture dividend ......................        623,160        684,306        789,867
                                                 -----------    -----------    -----------
                                                  42,828,258     37,339,697     28,893,564
Less: Investment expenses ...................        461,356      1,046,099        983,958
                                                 -----------    -----------    -----------
Net investment income .......................    $42,366,902    $36,293,598    $27,909,606
                                                 ===========    ===========    ===========

      Net realized gains, less applicable federal income taxes and transfer to IMR, are summarized as follows:

                                                        Year Ended December 31,
                                               ---------------------------------------
                                                   1996          1995          1994
                                                   ----          ----          ----
   Realized capital gains (losses) ..........  $ 1,242,432   $ 1,323,447   $(3,994,715)
                                               -----------   -----------   -----------
Federal income tax expense (benefit):
   Current ..................................      829,610       622,821    (1,110,135)
   Deferred .................................     (394,759)      (42,290)     (248,068)
                                               -----------   -----------   -----------
   Total Federal income tax expense (benefit)      434,851       580,531    (1,358,203)
                                               -----------   -----------   -----------
Transfer to IMR .............................      800,041       400,461    (2,634,280)
                                               -----------   -----------   -----------
Net realized gains (losses) .................  $     7,540   $   342,455   $    (2,232)
                                               ===========   ===========   ===========

      The increase in unrealized appreciation (depreciation) on fixed maturity securities for the years ended December 31, 1996, 1995 and 1994 was $(9,080,348), $26,899,449 and $(23,246,030), respectively.

      The market values of bonds are based on quoted prices as available. For certain private placement debt securities where quoted market prices are not available, fair value is estimated by management using adjusted market prices for like securities.

                 THE GUARDIAN INSURANCE & ANNUITY COMPANY, INC.

                          NOTES TO FINANCIAL STATEMENTS

                         December 31, 1996 -- Continued

      The cost and estimated market values of investments by major investment category at December 31, 1996 and 1995 are as follows:

                                                          December 31, 1996
                                        ------------------------------------------------------
                                                          Gross         Gross       Estimated
                                                       Unrealized    Unrealized       Market
                                             Cost         Gains         Losses        Value
                                        -------------  -----------  -------------  ------------
U.S.  Treasury securities & obligations
   of U.S. government corporations
   and agencies .......................  $133,436,167  $  761,811  $    435,887  $133,762,091
Obligations of states and political
   subdivisions .......................    40,444,325     148,692        70,771    40,522,246
Debt securities issued by foreign
   governments ........................     3,491,091          --        65,431     3,425,660
Corporate debt securities .............   313,074,365   2,279,414     1,792,612   313,561,167
Common stock of subsidiary ............     9,398,292          --     1,651,649     7,746,643
Affiliated mutual funds ...............     2,755,672          --            --     2,755,672
                                         ------------  ----------  ------------  ------------
                                         $502,599,912  $3,189,917  $  4,016,350  $501,773,479
                                         ============  ==========  ============  ============

                                                          December 31, 1995
                                        ------------------------------------------------------
                                                          Gross         Gross       Estimated
                                                       Unrealized    Unrealized       Market
                                             Cost         Gains         Losses        Value
                                        -------------  -----------  -------------  ------------
U.S.  Treasury securities & obligations
   of U.S. government corporations
   and agencies .......................  $ 86,663,351  $ 2,599,555  $         --  $ 89,262,906
Obligations of states and political
   subdivisions .......................     6,086,127      108,215         1,599     6,192,743
Debt securities issued by foreign
   governments ........................     8,061,711      537,479            --     8,599,190
Corporate debt securities .............   304,402,610    7,379,558       717,644   311,064,524
Common stock of subsidiary ............     9,398,292           --     1,793,850     7,604,442
Affiliated mutual funds ...............     2,633,939           --            --     2,633,939
                                         ------------  -----------  ------------  ------------
                                         $417,246,030  $10,624,807  $  2,513,093  $425,357,744
                                         ============  ===========  ============  ============

      At December 31, 1996, the amortized cost and estimated market value of debt securities, by contractual maturity, is shown below. Expected maturities will differ from contractual maturities because borrowers may have the right to call or prepay obligations.

                 THE GUARDIAN INSURANCE & ANNUITY COMPANY, INC.

                          NOTES TO FINANCIAL STATEMENTS

                         December 31, 1996 -- Continued

                                                                        Estimated
                                                        Amortized        Market
                                                          Cost            Value
                                                      -------------   -------------
Due in one year or less.............................   $ 64,861,358   $ 65,045,326
Due after one year through five years...............    286,602,923    287,118,976
Due after five years through ten years..............     74,354,923     74,503,267
Due after ten years.................................     25,247,736     25,461,329
                                                      -------------  -------------
                                                        451,066,940    452,128,898
Sinking fund bonds
   (including Collateralized Mortgage Obligations)..     39,379,008     39,142,266
                                                      -------------  -------------
                                                       $490,445,948   $491,271,164
                                                      =============  =============

      During 1996, proceeds from sales of investments in debt securities were $224,681,546 and gross gains of $2,029,373 and losses of $798,350 were realized on these sales.

Note 5 -- Reinsurance Ceded

      The Company enters into coinsurance, modified coinsurance and yearly renewable term agreements with The Guardian and outside parties to provide for reinsurance of selected variable annuity contracts and group life and individual life policies. Under the terms of the modified coinsurance agreements, reserves related to the reinsurance business and corresponding assets are held by the Company. Accordingly, policy reserves include $767,937,702 and $355,264,470 at December 31, 1996 and 1995, respectively, applicable to policies reinsured under modified coinsurance agreements. The reinsurance contracts do not relieve the Company of its primary obligation for policyowner benefits. Failure of reinsurers to honor their obligations could result in losses to the Company.

      The effect of these agreements on the components of the Company's gain from operations in the accompanying statements of operations are as follows:

                                                      Year Ended December 31
                                          -------------------------------------------
                                               1996           1995           1994
                                               ----           ----           ----
Premiums and deposits ..................  ($83,250,212)  ($41,212,253)  ($157,953,149)
Net investment income ..................       (61,779)            --              --
Commission and expense allowances ......    14,508,839     10,057,974      19,542,388
Reserve adjustments ....................    30,636,445    (32,192,749)     84,062,188
Other income ...........................       (25,000)            --              --
                                          ------------   ------------   -------------
  Revenues .............................   (38,191,707)   (63,347,028)    (54,348,573)

Policyholder benefits ..................   (26,873,945)   (57,577,405)    (60,707,011)
Increase in aggregate reserves .........    (5,658,260)   (11,909,990)    (16,349,743)
Reinsurance terminations ...............   (15,470,015)    11,002,701       3,517,681
General expenses .......................       (81,667)       (48,640)             --
                                          ------------   ------------   -------------
  Deductions ...........................   (48,083,887)   (58,533,334)    (73,539,073)
                                          ------------   ------------   -------------
Net income (loss) from reinsurance ceded    $9,892,180    ($4,813,694)    $19,190,500
                                          ============   ============   =============

                 THE GUARDIAN INSURANCE & ANNUITY COMPANY, INC.

                          NOTES TO FINANCIAL STATEMENTS

                         December 31, 1996 -- Continued

Note 6 -- Reinsurance Assumed

      The Company has entered into various coinsurance agreements with non-affiliated and affiliated companies. The Company assumes certain life and disability income policies.

      The effect of these agreements on the components of the Company's gain from operations in the accompanying statements of operations are as follows:


                                                        Year Ended December 31
                                            ----------------------------------------
                                              1996            1995           1994
                                              ----            ----           ----
Premiums and deposits ...................   $41,133,358    $7,153,623    $21,245,974
Net investment income ...................        94,657        62,847           --
Other income ............................       375,404        32,528         13,163
                                           ------------   -----------   ------------
  Revenues ..............................    41,603,419     7,248,998     21,259,137

Policyholder benefits ...................     8,076,053     5,086,702         13,163
Increase in aggregate reserves ..........    31,556,908      (357,463)    21,192,811
Reinsurance expenses ....................      (452,476)    1,451,058      8,503,485
Other expenses ..........................       551,319        54,043           --
                                           ------------   -----------   ------------
  Deductions ............................    39,731,804     6,234,340     29,709,459
                                           ------------   -----------   ------------
Net income (loss)from reinsurance assumed    $1,871,615    $1,014,658    ($8,450,322)
                                           ============   ===========   ============


Note 7 -- Related Party Transactions

      A major portion of the Company's business is produced by the registered representatives of the Guardian Investor Services Corporation (GISC), a wholly owned subsidiary of the Company. During 1996, 1995 and 1994, premium and annuity considerations produced by GISC amounted to $528,353,595, $400,148,692 and $482,872,000, respectively. The related commissions paid to GISC amounted to $1,851,468, $1,409,708 and $1,709,799 for 1996, 1995 and 1994, respectively.

      The Company is billed by The Guardian for all compensation and related employee benefits for those employees of The Guardian who are engaged in the Company's business and for the Company's use of The Guardian's centralized services and agency force. The amounts charged for these services amounted to $41,129,644 in 1996, $24,989,111 in 1995 and $14,055,494 in 1994, and, in the
opinion of management, were considered appropriate for the services rendered.

      The Company has an investment in the Guardian Real Estate Account (GREA), which was established in 1987 under Delaware Insurance law as an insurance company separate account. GIAC has contributed capital to GREA from time to time to provide funds for acquisitions and to preserve liquidity. At December 31, 1996 GIAC's investment amounts to $5,803,339 and maintains a 40% ownership of GREA.

                 THE GUARDIAN INSURANCE & ANNUITY COMPANY, INC.

                          NOTES TO FINANCIAL STATEMENTS

                         December 31, 1996 -- Continued

      A significant portion of the Company's separate account assets are invested in affiliated mutual funds. These funds consist of The Guardian Park Avenue Fund, The Guardian Bond Fund, The Guardian Stock Fund, The Guardian Cash Fund, The Guardian Baillie Gifford International Fund, The Guardian Asset Allocation Fund, The Guardian Investment Quality Bond Fund and The Guardian Cash Management Fund. Each of these funds has an investment advisory agreement with GISC, except for The Guardian Baillie Gifford International Fund. The investments as of December 31, 1996 and 1995 are as follows:

                                                             1996             1995
                                                             ----             ----
      The Guardian Park Avenue Fund....................  $  251,812,050   $  214,919,292
      The Guardian Bond Fund...........................     354,316,320      374,461,581
      The Guardian Stock Fund..........................   2,226,887,181    1,615,270,799
      The Guardian Cash Fund...........................     378,321,710      356,820,089
      The Guardian Baillie Gifford International Fund..          19,720               --
      The Guardian Asset Allocation Fund...............          46,623               --
      The Guardian Investment Quality Bond Fund........           9,385               --
      The Guardian Cash Management Fund................       3,113,523               --
                                                         --------------   --------------
                                                         $3,214,526,512   $2,561,471,761
                                                         ==============   ==============

      During November 1990, the Company entered into an agreement with Baillie Gifford Overseas Ltd. to form a joint venture company - Guardian Baillie Gifford Ltd. (GBG) - which is organized as a corporation in Scotland. GBG is registered in both the United Kingdom and the United States to act as an investment advisor for the Baillie Gifford International Fund (BGIF), the Baillie Gifford Emerging Markets Fund (BGEMF) and the Guardian Baillie Gifford International Fund (GBGIF). The Funds are offered in the U.S. as investment options under certain variable annuity contracts and variable life policies. The amount of the Company's separate account assets invested in the Funds as of December 31, 1996 and 1995 was $446,466,741 and $334,281,959, respectively.

     The Company maintains an investment in an affiliated money market mutual fund, The Guardian Cash Management Fund. At December 31, 1996 and 1995 this amounted to $2,755,672 and $2,633,939, respectively.

                 THE GUARDIAN INSURANCE & ANNUITY COMPANY, INC.

                          NOTES TO FINANCIAL STATEMENTS

                         December 31, 1996 -- Continued

Note 8 -- Separate Accounts


      The following represents a reconciliation of net transfers from GIAC to the separate accounts. Transfers are reported in the Summary of Operations of the Separate Account Statement:



                                               1996            1995           1994
                                               ----            ----           ----
Transfers to separate accounts .........   $767,741,428    $582,715,569    $688,657,147
Transfers from separate accounts .......   (518,683,141)   (398,531,802)   (288,606,548)
                                          -------------   -------------   -------------
  Net transfers to separate accounts ...    249,058,287     184,183,767     400,050,599
                                          -------------   -------------   -------------
Reconciling Adjustments:
Mortality & expense guarantees-- Annuity     54,119,656      41,474,872      31,629,838
Mortality & expense guarantees-- VLI ...      1,687,711       1,571,955       1,341,318
Administrative fees-- VA only ..........      2,967,120       3,513,459       2,752,950
Cost of collection-- VLI ...............      4,844,028       4,232,564       3,828,702
                                          -------------   -------------   -------------
  Total adjustments ....................     63,618,515      50,792,850      39,552,808
                                          -------------   -------------   -------------
Transfers as reported in the Summary of
  Operations of GIAC ...................   $312,676,802    $234,976,617    $439,603,407
                                          =============   =============   =============


Note 9 -- Annuity Actuarial Reserves and Deposit Liabilities

      The following describes withdrawal characteristics of annuity actuarial reserves and deposit liabilities:

                                            Year Ending 1996       Year Ending 1995
                                          --------------------    -------------------
                                             Amount        %         Amount       %
                                          ------------  ------    -----------   -----
Subject to discretionary withdrawal
  with market value adjustment .........  $ 44,480,214   10.22%  $ 39,471,103   10.27%
  total with adjustment or at
    market value .......................    44,480,214   10.22     39,471,103   10.27
  at book value without adjustment
    (minimal or no charge or
    adjustment) ........................   302,433,090   69.45    260,636,570   67.81
Not subject to discretionary withdrawal     88,546,538   20.33     84,263,477   21.92
                                          ------------  ------   ------------  ------
Total (gross) ..........................   435,459,842  100.00    384,371,150  100.00
Reinsurance ceded ......................         4,879    0.00           --      0.00
                                          ------------  ------   ------------  ------
Total ..................................  $435,454,963  100.00%  $384,371,150  100.00%
                                          ============  ======   ============  ======

      This does not include $5,098,658,097 and $4,046,768,087 of non-guaranteed annuity reserves held in separate accounts, and $2,927,130 and $1,500,869 at December 31, 1996 and 1995, respectively, in annuity reserves being held as a loan collateral fund for loans on certain annuity contracts.

                        REPORT OF INDEPENDENT ACCOUNTANTS
                        ---------------------------------

February 11, 1997


To the Board of Directors of
The Guardian Insurance &  Annuity Company, Inc.

      We have audited the accompanying balance sheets of The Guardian Insurance & Annuity Company, Inc. as of December 31, 1996 and 1995, and the related statements of operations, of changes in common stock and surplus and of cash flows for the three years in the period ended December 31, 1996. These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements based on our audits.


      We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.


      As described in Note 2, these financial statements were prepared in conformity with accounting practices prescribed or permitted by insurance regulatory authorities (statutory basis of accounting), which is a comprehensive basis of accounting other than generally accepted accounting principles. Accordingly, the financial statements are not intended to represent a presentation in accordance with generally accepted accounting principles. The effects on the financial statements of the variances between such practices and generally accepted accounting principles are material and are described in Note 2.

      In our report dated February 9, 1996, we expressed an opinion that the 1995 financial statements, prepared using accounting practices prescribed or permitted by insurance regulatory authorities, were presented fairly, in all material respects, in conformity with generally accepted accounting principles. As described in Note 2 to these financial statements, pursuant to pronouncements of the Financial Accounting Standards Board, financial statements of mutual life insurance companies and their wholly owned stock insurance company subsidiaries are no longer considered presentations in conformity with generally accepted accounting principles. Accordingly, our present opinion on the presentation of the 1995 financial statements, as presented herein, is different from that expressed in our previous report.


      In our opinion, the financial statements referred to above (1) do not present fairly in conformity with generally accepted accounting principles, the financial position of The Guardian Insurance & Annuity Company, Inc. at December 31, 1996 and 1995, or the results of its operations or its cash flows for the three years in the period ended December 31, 1996, because of the effects of the variances between the statutory basis of accounting and generally accepted accounting principles, and (2) present fairly, in all material respects, its financial position and the results of its operations and its cash flows, in conformity with accounting practices prescribed or permitted by insurance regulatory authorities.



/s/ Price Waterhouse LLP

                         The Guardian Separate Account D
                                     (Group)

                            PART C. OTHER INFORMATION

Item 24.  Financial Statements and Exhibits

      (a) The following financial statements have been incorporated by reference or are included in Part B:


            (1) The Guardian Separate Account D (incorporated by reference into Part B):
                  Statement of Assets and Liabilities as of December 31, 1996 Combined Statement of Operations for the Year Ended December 31, 1996
                  Combined Statements of Changes in Net Assets for the Two Years Ended December 31, 1996 and 1995
                  Notes to Financial Statements
                  Report of Price Waterhouse LLP, Independent Accountants

            (2) The Guardian Insurance & Annuity Company, Inc. (included in Part B):

                  Statutory Basis Balance Sheets as of December 31, 1996 and
                  1995
                  Statutory Basis Statements of Operations for the Three Years Ended December 31, 1996, 1995 and 1994
                  Statutory Basis Statements of Changes in Common Stock and Surplus for the Three Years Ended December 31, 1996, 1995 and 1994
                  Statutory Basis Statements of Cash Flows for the Three Years Ended December 31, 1996, 1995 and 1994
                  Notes to Statutory Basis Financial Statements
                  Report of Price Waterhouse LLP, Independent Accountants


      (b)   Exhibits

                  Number   Description
                  ------   -----------

                  1        Resolutions of the Board of Directors of The
                           Guardian Insurance & Annuity Company, Inc.
                           establishing Separate Account D(1)
                  2        Not Applicable
                  3        Underwriting and Distribution Contracts:
                           (a)  Distribution and Service Agreement between
                                The Guardian Insurance & Annuity Company,
                                Inc. and Guardian Investor Services
                                Corporation, as amended(3)
                           (b)  Form of Broker-Dealer Supervisory and Service
                                Agreement(2)
                  4        Specimen of Variable Annuity Contract(4)
                  5        Form of Application for Variable Annuity Contract(1)
                  6        (a)  Certificate of Incorporation of The Guardian
                                Insurance & Annuity Company, Inc.(1)
                           (b)  By-laws of The Guardian Insurance & Annuity
                                Company, Inc.(1)
                  7        Automatic Indemnity Reinsurance Agreement between
                           The Guardian Insurance & Annuity Company, Inc. and
                           The Guardian Life Insurance Company of America, as amended(2)

                  8        Amended and Restated Agreement for Services and
                           Reimbursement Therefor, between The Guardian Life
                           Insurance Company of America and The Guardian
                           Insurance & Annuity Company, Inc.(7)
                  9        Opinion and Consent of Counsel(5)
                  10       (a) Consent of Price Waterhouse LLP
                  11       Not Applicable
                  12       Not Applicable
                  13       (a) Powers of Attorney executed by a majority of the
                               Board of Directors and principal officers of The Guardian Insurance & Annuity Company, Inc.(4)
                           (b) Power of Attorney executed by Frank J. Jones,
                               Senior Vice President, Chief Investment Officer and Director of The Guardian Insurance & Annuity Company, Inc.(6)
                           (c) Schedule for Computation of Performance
                               Quotations(5)
                  27       Financial Data Schedule


-----------
1. Incorporated by reference to the Registration Statement on Form N-4 (Reg. No. 33-31755), as filed on October 24, 1989.
2. Incorporated by reference to Pre-Effective Amendment No. 1 to the Registration statement on Form N-4 (Reg. No. 33-31755), as filed on December 18, 1989.
3. Incorporated by reference to Post-Effective Amendment No. 1 to the Registration Statement on Form N-4 (Reg. No. 33-31755), as filed on April 24, 1990.
4. Incorporated by reference to the Registration Statement on Form N-4 (Reg. No. 33-31755), as filed on July 5, 1990.
5. Incorporated by reference to Post-Effective Amendment No. 1 to the Registration Statement on Form N-4 (Reg. No. 33-31755), as filed on April 18, 1991.
6. Incorporated by reference to Post-Effective Amendment No. 2 to the Registration Statement on Form N-4 (Reg. No. 33-31755), as filed on April 30, 1992.

7. Incorporated by reference to Post-Effective Amendment No. 5 to the Registration Statement on Form N-4 (Reg. No. 33-31755), as filed on April 28, 1995.

Item 25.    Directors and Officers of the Depositor


     The following is a list of directors and officers of The Guardian Insurance & Annuity Company, Inc. ("GIAC"), the depositor of the Registrant. The principal business address of each director and officer is 201 Park Avenue South, New York, New York 10003.

Name                         Office/Title
----                         ------------

Joseph D. Sargent            President & Chief Executive Officer
John M. Smith                Executive Vice President
Frank J. Jones               Executive Vice President & Chief Investment Officer
Edward K. Kane               Senior Vice President
Gary B. Lenderink            Vice President, Group Pensions
Ryan W. Johnson              Vice President, Equity Sales
Thomas R. Hickey, Jr.        Vice President, Operations
Charles E. Albers            Vice President, Equity Securities
John M. Fagan                Vice President
Frank L. Pepe                Vice President & Controller
Charles G. Fisher            Vice President & Actuary
William C. Frentz            Vice President, Real Estate
Michele S. Babakian          Vice President
Donald P. Sullivan, Jr.      Vice President
Richard T. Potter, Jr.       Vice President & Counsel
Raymond J. Henry             Second Vice President
Paul Iannelli                Second Vice President
Alexander M. Grant, Jr.      Second Vice President
Ann T. Kearney               Second Vice President
Theresa Kaminski             Second Vice President, Group Pensions Admin.
Joseph A. Caruso             Secretary
Karen Dickinson              Asst. Secretary & Secretary Pro Tem
Earl Harry                   Treasurer

Item 26.    Persons Controlled by or under Common Control with Registrant


     The following list sets forth the persons directly controlled by The Guardian Life Insurance Company of America ("Guardian Life") as of April 1, 1997:

                                                State of         Percent of
                                              Incorporation   Voting Securities
           Name of Entity                    or Organization        Owned
            -------------                     -------------    --------------
The Guardian Insurance &                        Delaware            100%
  Annuity Company, Inc.
Guardian Asset Management                       Delaware            100%
  Corporation
First International Life Insurance Company      Delaware            100%
Guardian Reinsurance Services, Inc.            Connecticut          100%
Physicians Health Services, Inc.                Delaware             14%
Private Healthcare Systems, Inc.                Delaware             14%
Managed Dental Care, Inc.                      California           100%
The Guardian Baillie Gifford                  Massachusetts          30%
  International Fund
The Guardian Investment Quality               Massachusetts          34%
  Bond Fund
Baillie Gifford International Fund              Maryland             13%
Baillie Gifford Emerging Markets Fund           Maryland             26%
The Guardian Tax-Exempt Fund                  Massachusetts          84%
The Guardian Asset Allocation Fund            Massachusetts          17%

    The following list sets forth the persons directly controlled by GIAC or other affiliates of Guardian Life and, thus, indirectly controlled by Guardian Life, as of April 1, 1997:

                                                                Approximate
                                                           Percentage of Voting
                                            Place of         Securities Owned
                                          Incorporation      by Guardian Life
           Name of Entity                or Organization        Affiliates
            -------------                 -------------      -----------------
Guardian Investor Services Corporation      New York               100%
Guardian Baillie Gifford Limited            Scotland                51%
The Guardian Cash Fund, Inc.                Maryland               100%
The Guardian Bond Fund, Inc.                Maryland               100%
The Guardian Stock Fund, Inc.               Maryland               100%
GIAC Funds, Inc.                            Maryland               100%


Item 27.    Number of Contractowners


      Type of Contract                      Number as of April 1, 1997
      ----------------                      --------------------------
      Individual (Non-Qualified).........               29,469
      Individual (Qualified).............               52,747
      Group (Qualified)..................                  822
                                                        ------
                Total....................               83,038

Item 28.    Indemnification

      Reference is made to Article VIII of GIAC's By-Laws, as supplemented by
Section 3.2 of the Certificate of Incorporation of GIAC, filed as Exhibits 6(b) and 6(a), respectively, to this Registration Statement and incorporated herein by reference.

Item 29.    Principal Underwriters

      (a) Guardian Investor Services Corporation ("GISC") is the principal underwriter of the Registrant's variable annuity contracts and it is also the principal underwriter of shares of The Guardian Bond Fund, Inc.; The Guardian Stock Fund, Inc.; The Guardian Cash Fund, Inc.; The Park Avenue Portfolio, a series trust consisting of the following series: The Guardian Cash Management Fund, The Guardian Park Avenue Fund, The Guardian Investment Quality Bond Fund, The Guardian Tax-Exempt Fund, The Guardian Asset Allocation Fund and The Guardian Baillie Gifford International Fund, and GBG Funds, Inc. a series fund consisting of Baillie Gifford International Fund and Baillie Gifford Emerging Markets Fund. All of the aforementioned funds and the series trust are registered with the SEC as open-end management investment companies under the Investment Company Act of 1940, as amended ("1940 Act"). In addition, GISC is the distributor of variable annuity and variable life insurance contracts currently offered by GIAC through its separate accounts, The Guardian/Value Line Separate Account, The Guardian Separate Account A, The Guardian Separate Account B, The Guardian Separate Account C, The Guardian Separate Account D and The Guardian Separate Account K, which are all registered as unit investment trusts under the 1940 Act.


      (b) The following is a list of directors and officers of GISC. The principal business address of each person is 201 Park Avenue South, New York, New York 10003.

       Name                                   Office/Title
       ----                                   ------------
       John M. Smith                          President
       Charles E. Albers                      Executive Vice President
       Edward K. Kane                         Senior Vice President
       John M. Fagan                          Vice President
       Ryan W. Johnson                        Vice President & National Sales Director
       Michele S. Babakian                    Vice President
       Nikolaos D. Monoyios                   Vice President
       Frank L. Pepe                          Vice President & Controller
       Thomas R. Hickey, Jr.                  Vice President, Operations
       Donald P. Sullivan, Jr.                Vice President
       Richard T. Potter, Jr.                 Vice President & Counsel
       Ann T. Kearney                         Second Vice President
       Alexander M. Grant, Jr.                Second Vice President
       Kevin S. Alter                         Second Vice President
       Joseph A. Caruso                       Secretary
       Karen Dickinson                        Asst. Secretary & Secretary Pro Tem

Item 30.    Location of Accounts and Records

      Most of the Registrant's accounts, books and other documents required to be maintained by Section 31(a) of the 1940 Act and the rules promulgated thereunder are maintained by GIAC, the depositor, at its Customer Service Office, 3900 Burgess Place, Bethlehem, Pennsylvania 18017. Documents constituting the Registrant's corporate records are also maintained by GIAC but are located at its Executive Office, 201 Park Avenue South, New York, New York 10003.

Item 31.    Management Services
            None.

Item 32.    Undertakings


      The Depositor, GIAC, hereby undertakes and represents that the fees and charges deducted under the Contract, in the aggregate, are reasonable in relation to the services rendered, the expenses expected to be incurred and the risks assumed by GIAC.

                                   SIGNATURES


      As required by the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant, The Guardian Separate Account D certifies that it meets all of the requirements for effectiveness of this Post-Effective Amendment to the Registration Statement pursuant to Rule 485(b) under the Securities Act of 1933 and has duly caused this Post-Effective Amendment to the Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of New York and the State of New York on the 29th day of April, 1997.


                         The Guardian Separate Account D
                          (Registrant)

                         By: THE GUARDIAN INSURANCE & ANNUITY
                             COMPANY, INC.
                              (Depositor)


                         By: /s/ Thomas R. Hickey, Jr.
                             ----------------------------
                         Thomas R. Hickey, Jr.
                         Vice President, Operations

      As required by the Securities Act of 1933, this Registration Statement has been signed by the following directors and principal officers of The Guardian Insurance & Annuity Company, Inc. in the capacities and on the date indicated.


  s/JOSEPH D. SARGENT *                       President, Chief Executive
---------------------------------               Officer and Director
    Joseph D. Sargent
(Principal Executive Officer)

  s/FRANK J. JONES*                           Executive Vice President, Chief
---------------------------------               Investment Officer and Director
    Frank J. Jones
(Principal Financial Officer)

  s/CHARLES E. ALBERS*                        Vice President, Equity Securities
---------------------------------
    Charles E. Albers

  s/FRANK L. PEPE*                            Vice President and Controller
---------------------------------
    Frank L. Pepe
(Principal Accounting Officer)

  s/JOHN M. SMITH*                            Executive Vice President
---------------------------------               and Director
    John M. Smith

 s/ARTHUR D. FERRARA*                          Director
---------------------------------
   Arthur D. Ferrara

 s/WILLIAM C. WARREN*                          Director
---------------------------------
   William C. Warren


 s/EDWARD K. KANE*                            Senior Vice President
---------------------------------               and Director
   Edward K. Kane


  s/LEO R. FUTIA*                             Director
---------------------------------
    Leo R. Futia

  s/PHILIP H. DUTTER*                         Director
---------------------------------
    Philip H. Dutter


---------------------------------             Director
    Peter L. Hutchings


*By s/ THOMAS R. HICKEY, JR.*                 Date: April 29, 1997
---------------------------------
  Thomas R. Hickey, Jr.
  Vice President, Operations
Pursuant to a Power of Attorney

                         The Guardian Separate Account D
                                     (Group)

                                  Exhibit Index
                                  -------------





Number            Description
------            -----------


10(a)             Consent of Price Waterhouse LLP
27                Financial Data Schedule